COLUMBUS III CABLE SYSTEM

                     CONSTRUCTION AND MAINTENANCE AGREEMENT





                               [COLUMBUS III LOGO]


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                                TABLE OF CONTENTS

PARAGRAPH                                                                   PAGE

1.   Definitions                                                               2

2.   Columbus III Segments and Subsegments                                     5

3.   Provision and Ownership of Segments and Subsegments and                   7
      Additional Property

4.   Supply of Segment S of Columbus III                                       7

5.   Establishment of Columbus III General Committee                           7

6.   Procurement Group                                                         9

7.   Obligation to Provide Transiting and Other Facilities to Extendd         10
      Columbus III Capacity

8.   Obligation to Provide Inland System Connections                          11

9.   Definition of Capital Costs of Segment S of Columbus III                 11

10.  Allocation and Billing of Capital Costs of Segment S Columbus III        12

11.  Acquisition and Transfer of Capacity                                     14

12.  Assignment and Use of Capacity                                           16

13.  Decrease or Increase of the Columbus III Design Capacity                 18

14.  Duties and Rights as to Operation and Maintenance of Columbus III        19

15.  Allocation and Billing of the Operation and Maintenance Costs of         20
      Segment S

16.  Use of Segment D                                                         21



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                                TABLE OF CONTENTS

17.  Use of Segments A, B, and C                                              24

18.  Keeping and Inspection of Books for Columbus III                         26

19.  Currency and Place of Payment                                            27

20.  Duration of Agreement and Realization of Assets                          27

21.  Obtaining of Licences                                                    29

22.  Confidential Information                                                 29

23.  Privileges for Documents or Communications                               30

24.  Relationship and Liability of the Parties                                30

25.  Assignment of Rights and Obligations                                     31

26.  Default                                                                  31

27.  Settlement of claims by the Parties                                      32

28.  Waiver                                                                   33

29.  Severability                                                             33

30.  Force Majeure                                                            33

31.  Paragraph and Subparagraph Headings                                      34

32.  Execution and Interpretation of this Agreement and Supplementary         32
      Agreement

33.  Settlement of Disputes                                                   35



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                                TABLE OF CONTENTS

34.  Successors Bound                                                         35

35.  Entire Agreement                                                         35

36.  Interpretation                                                           38
     Additional Property

37.  Testimonium                                                              39






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                                TABLE OF CONTENTS

Schedules

Schedule A       Parties to the Agreement

Schedule B       Voting Interests

Schedule C       Ownership and Allocation of Capital Costs of Segment S

Schedule D       Allocation of Operation and Maintenance Costs of Segment S

Schedule E       Allocation of Capital Costs of the Cable Stations

Schedule F       Allocation of Operation and Maintenance Costs of the Cable
                 Stations

Schedule G       Assignment of Underwritten MIUs in Subsegment S4

Schedule H-0     Total Assignment of Jointly Owned MIUs (by Subsegment)
Schedule H-1     Assignment of Jointly Owned MIUs in Subsegment S1
Schedule H-2     Assignment of Jointly Owned MIUs in Subsegment S2
Schedule H-3     Assignment of Jointly Owned MIUs in Subsegment S3
Schedule H-4     Assignment of Jointly Owned MIUs in Subsegment S4
Schedule H-5     Assignment of Jointly Owned MIUs in Subsegment S5
Schedule H-6     Summary of Jointly Owned MIUs in the Path Mazara (Italy)
                   to Conil (Spain)
Schedule H-7     Summary of Jointly Owned MIUs in the Path Mazara (Italy)
                   to Lisboa (Portugal)
Schedule H-8     Summary of Jointly Owned MIUs in the Path Mazara (Italy)
                   to Hollywood (Florida, U.S.A.)
Schedule H-9     Summary of  Jointly  Owned  MIUs in the Path  Conil  (Spain) to
                   Hollywood (Florida, U.S.A.)
Schedule H-10    Summary of Jointly Owned MIUs in the Path Lisboa  (Portugal) to
                   Hollywood (Florida, U.S.A.)

Schedule I-1     Assignment of Wholly Owned MIUs (by Segment)
Schedule I-2     Summary of Wholly  Owned  MIUs in the Path  Mazara  (Italy)  to
                   Conil (Spain)
Schedule I-3     Summary of Wholly  Owned  MIUs in the Path  Mazara  (Italy)  to
                   Lisboa (Portugal)
Schedule I-4     Summary of Wholly  Owned  MIUs in the Path  Mazara  (Italy)  to
                   Hollywood Florida, U.S.A.)



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Schedule I-5     Summary of  Wholly  Owned  MIUs in the Path  Conil  (Spain)  to
                   Hollywood (Florida, U.S.A.)
Schedule I-6     Summary of Wholly Owned MIUs in the Path Lisboa  (Portugal)  to
                   Hollywood (Florida, U.S.A.)

Schedule J-1     Assignment of Wholly Owned MIUs Pool (by Subsegment)
Schedule J-2     Summary of Wholly  Owned MIUs Pool in the Path Mazara  (Italy )
                   to Conil (Spain)
Schedule J-3     Summary of Wholly Owned MIUs Pool in the Path Mazara (Italy) to
                   Lisboa (Portugal)
Schedule J-4     Summary of Wholly Owned MIUs Pool in the Path Mazara (Italy) to
                   Hollywood (Florida, U.S.A.)
Schedule J-5     Summary of Wholly Owned MIUs Pool in the Path Conil  (Spain) to
                   Hollywood (Florida, U.S.A.)
Schedule J-6     Summary of Wholly Owned MIUs Pool in the Path Lisboa (Portugal)
                   to Hollywood (Florida, U.S.A)

Schedule K-1     Assignment of Notional Capacity (by Subsegment)
Schedule K-2     Summary of  Notional  Capacity  in the Path  Mazara  (Italy) to
                   Conil (Spain)
Schedule K-3     Summary of  Notional  Capacity  in the Path  Mazara  (Italy) to
                   Lisboa (Portugal)
Schedule K-4     Summary of  Notional  Capacity  in the Path  Mazara  (Italy) to
                   Hollywood (Florida, U.S.A.)
Schedule K-5     Summary of  Notional  Capacity  in the Path  Conil  (Spain)  to
                   Hollywood (Florida, U.S.A.)
Schedule K-6     Summary of Notional  Capacity in the Path Lisboa  (Portugal) to
                   Hollywood (Florida, U.S.A.)

Schedule L-1     Assignment of Allocated Capacity (by Subsegment)
Schedule L-2     Summary of  Allocated  Capacity in the Path  Mazara  (Italy) to
                   Conil (Spain)
Schedule L-3     Summary of  Allocated  Capacity in the Path  Mazara  (Italy) to
                   Lisboa (Portugal)
Schedule L-4     Summary of  Allocated  Capacity  in the Path  Mazara(Italy)  to
                   Hollywood (Florida, U.S.A.)
Schedule L-5     Summary of  Allocated  Capacity  in the Path  Conil  (Spain) to
                   Hollywood (Florida, U.S.A.)
Schedule L-6     Summary of Allocated  Capacity in the Path Lisboa (Portugal) to
                   Hollywood (Florida, U.S.A.)



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                                TABLE OF CONTENTS


Schedule M-0     Total   Assignment  of  all  Standard  IRU  Capacity  sold  (by
                   Subsegment)
Schedule M-1     Assignment of all Standard IRU Capacity sold in Subsegment S1
Schedule M-2     Assignment of all Standard IRU Capacity sold in Subsegment S2
Schedule M-3     Assignment of all Standard IRU Capacity sold in Subsegment S3
Schedule M-4     Assignment of all Standard IRU Capacity sold in Subsegment S4
Schedule M-5     Assignment of all Standard IRU Capacity sold in Subsegment S5
Schedule M-6     Summary of all Standard  IRU  Capacity  sold in the Path Mazara
                   (Italy) to Conil (Spain)
Schedule M-7     Summary of all Standard  IRU  Capacity  sold in the Path Mazara
                   (Italy) to Lisboa (Portugal)
Schedule M-8     Summary of all Standard  IRU  Capacity  sold in the Path Mazara
                   (Italy) to Hollywood (Florida, U.S.A.)
Schedule M-9     Summary of all  Standard  IRU  Capacity  sold in the Path Conil
                   (Spain) to Hollywood (Florida, U.S.A.)
Schedule M-10    Summary of all Standard  IRU  Capacity  sold in the Path Lisboa
                   (Portugal) to Hollywood (Florida, U.S.A.)

Schedule N       Summary of Financial Credits


ANNEXES

Annex 1          Assignment,  Routing  and  Restoration  Subcommittee  Terms  of
                   Reference
Annex 2          Operation and Maintenance Subcommittee Terms of Reference
Annex 3          Financial and Administrative Subcommittee Terms of Reference
Annex 4          Central Billing Party Terms of Reference
Annex 5          Network Administrator Terms of Reference
Annex 6          Procurement Group Terms of Reference


EXHBITS

Exhibit 1        Columbus III Architecture
Exhibit 2        Columbus III Fiber Pairs Configuration
Exhibit 3        Columbus III Ring Configuration
Exhibit 4        Columbus III Capacity Definitions
Exhibit 5        Columbus III Bodies Structure



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                            COLUMBUS III CABLE SYSTEM
                     CONSTRUCTION AND MAINTENANCE AGREEMENT


     This Agreement is entered into as of this 11th day of February, 1998, between and among the Parties signatory hereto (hereinafter collectively called "Parties"), which Parties are identified in Schedule A attached hereto.


                                   WITNESSETH:

     WHEREAS, telecommunications services are being provided between and among the European Continent on the East, and the North American Continent and its territories on the West, by means of transatlantic submarine cables and satellite facilities, and

     WHEREAS, it is the intention of the Parties to provide and construct a submarine cable system called the Columbus III cable system (hereinafter called "Columbus III") which will be used to provide telecommunications services between points in or reached via Italy, Spain, Portugal and Florida, U.S.A., and points beyond, and to operate and maintain it jointly in the most cost effective manner, and

     WHEREAS, a Memorandum of Understanding was signed on the 3rd day of April 1997, and an Addendum No. 1 to the Memorandum of Understanding was signed on the 30th day of July 1997, and

     WHEREAS, it is the intention of the Parties to acquire an investment share corresponding to their capacity requirements for the use of Columbus III through at least the year 2009, and

     WHEREAS, the Parties invited other Telecommunications Entities to become Parties to this Agreement, and

     WHEREAS, the Parties now desire to define the terms and conditions upon which Columbus III will be provided, constructed, maintained, and operated.



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     NOW,  THEREFORE,  the Parties,  in  consideration  of the mutual  covenants herein expressed, covenant and a-ree with each other as follows:

     1.   DEFINITIONS

     The following, definitions shall apply throughout this Agreement:

     (A) Basic System Module:

     A Basic System Module of Columbus III shall consist of a 155 Mbps digital line section with interfaces provided in accordance with all appropriate ITU-T Recommendations.

     (B) Bit Sequence Independence:

     The property of a binary transmission channel, telecommunication circuit or connection, that permits all sequences of binary signal elements to be conveyed over it at its specified bit rate, without chan-c to the value of any si-nal elements in accordance with all the appropriate ITU-T Recommendations.

     (C) Branching Unit:

     A Branching Unit (hereinafter called "BU") shall be a device composed of a housing, and any associated equipment that is required as a junction point for Columbus III in order to arrange for the fiber pairs in Segment S of Columbus III to be separated between the System Interface locations,

     (D) Cable Landing Point:

     Cable Landing Point shall be the beach joint at the respective cable landing locations or mean low water line if there is no beach joint.

     (E) Capacity (as shown in Exhibit 4):

          o    Allocated  Capacity:  The  capacity as shown in Schedule L, which
               consists  of  the  Notional  Capacity,   plus  the  Standard  IRU
               Capacity.

          o Common Reserve Capacity: The capacity which is the difference between the Design Capacity and the sum of the Allocated Capacity plus the In-System Restoration Capacity.

          o Design Capacity: The capacity which Segment S is technically able to carry, and which will consist initially of 64 Basic System Modules, The Design Capacity will consist of the Allocated Capacity, plus the Common Reserve Capacity, plus the In-System Restoration Capacity.

          o In-System Restoration Capacity: The capacity which at a given moment is reserved to provide in- System restoration. Such capacity shall be limited to fifty percent (50%) of the Design Capacity, unless otherwise decided by the General Committee.


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          o    Notional  Capacity:  The  capacity  as shown in Schedule K, which consists of the Jointly Owned MIUs, plus the Wholly Owned MIUs, plus the Underwritten MIUs, plus the Wholly Owned MIUs Pool:

               - Underwritten MIUS: The capacity which MARCONI has acquired in Subsegment S4 with the objective to subsidize such Subsegment, as shown in Schedule G.

               - Jointly Owned MTUS: The capacity acquired at the time of execution of this Agreement, by one Party for joint use with another Party, as shown in Schedule H.

               - Wholly Owned MIUS: The capacity acquired at the time of execution of this Agreement, by one Party for its wholly use, or for jointly use with another Party or Telecommunications Entity, as shown in Schedule I.

               - Wholly Owned MIUs Pool: A pool composed by the aggregate per Path of those Wholly Owned MIUs that a Party derides to make available for such a Pool, as shown in Schedule J.

          After the execution of this Agreement, the Notional Capacity may vary as a result of acquisitions from the Underwritten MIUs or from the Wholly Owned MIUs Pool, and/or movements of capacity to/from the Wholly Owned MIUs Pool, and/or assignments of capacity to the Parties after an expansion of the Notional Capacity, and/or assignments of capacity to one Party as a result of a reassignment of Wholly Owned MIUs by Path.

          o Standard IRU Capacity: The capacity as shown in Schedule M, which has been sold on a Standard IRU Agreement basis, from the Common Reserve Capacity, and/or from the Underwritten MIUS, and/or from the Wholly Owned MIUs Pool.

     (F) Country:

     The  word  "Country"   shall  mean  a  country,   territory  or  place,  as
appropriate.

     (G) Dedicated Link:

     The portion of Columbus III consisting of a dedicated and fully equipped optical fiber pair between Lisboa and Ponta Delgada (Azores Islands, Portugal) with the associated terminal equipment in Lisboa and Ponta Delgada, provided through the Supply Contract(s), and to be sold to MARCONI.

     (H) Designated Financial Credit:

     That portion of a Party's Financial Credit that it dccidcs to be used for future capacity acquisitions by such Party, and not included in the Financial Credit Pool,s shown in Schedule N.

     (I) Financial Credit:

     The Credit as shown in Schedule N, obtained by a Party in return for its respective level of investment, and by MARCONI also in return for acquisitions by a


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third party from the  Underwritten  MIUs through a Standard IRU Agreement  where
Financial Credit was used for payment. Financiai Credit may be used, for acquisition by a Party of capacity coming from the Underwritten MIUs and/or from the Common Reserve Capacity using its Designated Financial Credit, or for receivin- funds derived from the sales of the Common Reserve Capacity through the Financial Credit Pool.

     (J) Financial Credit Pool:

     A pool composed by the aggregate of those Financial Credit amounts that a Party decides to make available for such a Pool, and not included in its Designated Financial Credit, as shown in Schedule N.

     (K) Landing Point Parties:

     Landing Point Parties shall mean AT&T, MARCONI, TELECOM ITALIA and TELEFONICA DE ESPARA.

     (L) Minimum Investment Unit:

     Minimum Investment Unit (hereinafter called "MIU") shall mean a capacity designated as the minimum unit of investment in Columbus III mapped onto a VC-12 and allowing the use of a nominal 2 Mbps bearer and all associated overhead bits for multiplexing in each direction per all the appropriate ITU T Recommendations.

     (M) Multiplex Equipment:

     That equipment to be provided for bidirectional use between the MIU access points and the corresponding System Interface equipment, which shall provide for grooming of all payload within Columbus III according to all appropriate ITU-T Recommendations.

     (N) Path:

     The connectivity in Columbus III between any two System Interfaces, assuming a direct connection between these System Interfaces and independent of the physical links used to connect such System Interfaces.

     (0) Ready for Customer Service (RFCS) Date:

     The date on which Columbus III will be available for customer service. The RFCS Date is planned to be by September, 1999.

     (P) Ready for Provisional Acceptance (RFPA) Date:

     The date on which Columbus III is to be accepted from the Supplier(s). The RFPA Date is planned to be by July, 1999.

     (Q) Schedules:

     Schedules shall be the initial schedules attached hereto and made a part hereof and any written amendments thereto or any schedule substituted therefore in accordance with the provisions of this Agreement.

     (R) Standard IRU Agreement,

     The standard agreement that provides terms and conditions for acquisition of capacity on an Indefeasible Right of Use (hereinafter called "IRU") basis, from the


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Wholly  Owned  MIUs  Pool,  and/or  Underwritten  MIUs,  and/or  Common  Reserve
Capacity.

     (S) Standard IRU Holder:

     A Party or Telecommunications Entity that has acquired capacity in Columbus III through a Standard IRU Agreement.

     (T) System Interface:

     The System Interface location shall be the digital input/output ports (either optical or electrical) where the 155 Mbps digital line section connects with other transmission facilities or equipment. The System Interface shall be at the 155 Mbps level as defined by all the appropriate ITU-T Recommendations.

     (U) Telecommunications Entity:

     Any entity authorized under the laws of its respective Country, to acquire and use facilities for the provision of telecommunications services.


     2. COLUMBUS III SEGMENTS AND SUBSEGMENTS

     (A) In accordance with this Agreement, Columbus III, shall be provided, constructed, maintained, and operated among Cable Stations in Mazara del Vallo (Italy), Conil (Spain), Lisboa (Portugal) and Hollywood (Florida, U.S.A.).

     (B) For purposes of this Agreement, Columbus III shall be regarded as consisting of Segments A, B, C, D and S.

     (C) Segment S shall be the whole of the submarine cable and all associated' equipment provided between and including the System Interfaces and all associated interconnection equipment at the relevant Cable Stations. Segment S shall be regarded as consisting of the following Subsegments comprising two fiber optic pairs each:

          (i) Subsegment SI: A submarine cable linking Segment A to BUl and shall include 1/3 of BUl.

          (ii) Subsegment S2: A submarine cable linking Segment B to BUl and shall include 1/3 of BUI.

          (iii)Subsegment S3: A submarine cable linking BUI to BU2 and shall include 1/3 of BU I and 1/3 of BU2.

          (iv) Subsegment S4: A submarine cable linking Segment C to BU2 and shall include 1/3 of BU2.

          (v) Subsegment SS: A submarine cable linking Segment D to BU2 and shall include 1/3 of BU2.

     (D) Segment S shall also include:

          (i) all transmission equipment, power feeding equipment, maintenance equipment and any special test equipment directly associated with the submersible plant, and



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          (ii) the  transmission   cable  equipped  with   appropriate   optical
               amplifiers and branching units between the Cable Stations, and

          (iii)the sea earth cable and electrode  system  and/or an  appropriate
               share  thereof,   associated  with  the  terminal  power  feeding
               equipment, and

          (iv) the associated interconnection equipment, as required to meet the internal connectivity of Columbus III, to be approved by the General Committee.

     (E) Segment A shall be an appropriate share of a Cable Station located in Mazara del Vallo (Italy).

     (F) Segment B shall be an appropriate share of a Cable Station located in Conil (Spain).

     (G) Segment C shall be an appropriate share of a Cable Station located in Lisboa (Portugal).

     (H) Segment D shall be an appropriate share of a Cable Station located in Hollywood (Florida U.S.A.).

     (I) Segments A, B, C and D (hereinafter also called "Cable Station(s)") shall also include an appropriate share of land and buildings at the specified locations for the cable landing and for the cable right of way and cable ducts between the Cable Station and its respective Cable Landing Point, an appropriate share of common services and equipment (other than services and equipment associated solely with Columbus III), and the Multiplex Equipment at each of the locations necessary to establish transmission rates bellow the nominal 155 Mbps level associated solely with Columbus III, but which is not part of Segment S.

     (J) Each Segment or Subsegment shall be regarded as including its related spare and standby units and components including, but not limited to, repeaters, branching units, cable lengths, and terminal equipment, or a proportionate share thereof.

     (K) As shown in Exhibits 1, 2 and 3, Columbus III shall be a trunk and branch architecture configured in a collapsed ring including Segments A, B, C and D, and Subsegments SI, S2, S3, S4 and S5.

     (L) Columbus III shall provide the following Paths:

          (i)  Mazara del Vallo - Conil

          (ii) Mazara del Vallo - Lisboa

          (iii) Mazara del Vallo - Hollywood

          (iv) Conit - Hollywood

          (v)  Lisboa - Hollywood

     (M) Columbus III may include, subject to the approval of the General Committee, a Dedicated Link between Lisboa (Portugal) and Ponta Delgada (Azores Islands, Portugal) consisting of one fully equipped optical fiber pair with its associated terminal equipment in the respective Cable Stations. In the case of


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inclusion  of such  Dedicated  Link  in  Columbus  III,  the  ownership  of such
Dedicated Link will be transferred to MARCONI on terms and conditions to be provided by an appropriate separate agreement to be signed by the Landing Point Parties on behalf of the Parties.


     3. PROVISION AND OWNERSHIP OF SEGMENTS AND SUBSEGMENTS AND ADDITIONAL PROPERTY

     (A) Segment A shall be provided and owned by TELECOM ITALIA.

     (B) Segment B shall be provided and owned by TELEFONICA DE ESPA&A.

     (C) Segment C shall be provided and owned by MARCONI.

     (D) Segment D shall be provided and owned by AT&T.

     (E) Each Party responsible for the provision of Segments A, B, C and D shall be responsible for the land construction and rearrangements and/or additions to the common plant at the Cable Station in its Country and other activities not covered in the Supply Contract(s) for its respective Cable Station.

     (F) Segment S shall be provided in accordance with Paragraph 4 of this Agreement and shall be owned by the Parties in common and undivided shares, in the proportions set forth in Schedule C.

     (G) In this Agreement, references to any Segment or Subsegment, however expressed, shall be deemed to include, unless the content otherwise requires, additional property incorporated therein by agreement of the Parties.


     4. SUPPLY OF SEGMENT S OF COLUMBUS III

     The supply of Segment S and of the associated Multiplex Equipment in each of the Cable Stations, shall be through contract(s) (hereinafter called "Supply Contract(s)") to be placed by a procurement group established pursuant to Paragraph 6 (hereinafter called the "PG"), with Supplier(s) to be selected by the PG, following the submission and evaluation of proposals from prospective suppliers through an international call for bids. The placing of a Supply Contract(s) by the PG shall be subject to prior authorization by the General Committee.


     5. ESTABLISHMENT OF COLUMBUS III GENERAL COMMITTEE

     (A) For the purpose of directing the progress of the engineering, provisioning, installation, bringing into service and continued operation and maintenance of Columbus III, the Parties shall form a Columbus III General Committee (hereinafter called the "General Committee"), consisting of one representative from each of the Parties to this Agreement, which committee shall make all decisions necessary on behalf of the Parties to effectuate the purposes of this Agreement.


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     (B) TELECOM ITALIA shall provide the General  Coordinator.  For the conduct of its meetings, the General Committee shall elect a chairperson for each meeting.

     (C) The General Committee will meet on the call of the General Committee Coordinator or whenever requested by at least two (2) Parties resenting at least five percent (5%) of the total voting interests specified in Schedule B and including at least one Landing Point Party. The General Committee Coordinator shall give at least thirty (30) days advance notice of each meeting, together with a copy of the draft agenda. In cases of emergency, such notice period may be reduced where at least seventy-five percent (75%) of the total voting interests specified in Schedule B is in agreement. Discussion documents for the meeting should be made available to members fourteen (14) days before the meeting, but the General Committee may agree to discuss papers distributed on less than fourteen (14) days notice. Meetings of the General Committee shall be considered convened if at least sixty-six percent (66%). of the total voting interests specified in Schedule B is represented by the attending Parties (hereinafter called "Quorum").

     (D) All decisions made by the General Committee shall be subject, in the first place, to consultation among the Parties which shall make every reasonable effort to reach consensus with respect to matters to be decided. However, in the event consensus cannot be reached, the decision will be carried on the basis of a vote. Unless other-wise stated in this Agreement, the vote will be carried by a majority (more than fifty percent (50%)) of the total voting interests specified in Schedule B,including at least two Landing Point Parties.

     (E) Two or more Parties may designate the same person to serve as their representative at specific meetings of the General Committee and its Subcommittees. Any Party not represented at a General Committee meeting, but entitled to vote, may vote on any matter on the agenda of such meeting by either appointing a proxy in writing, or giving notice in writing of such vote to the General Committee Coordinator prior to the submission of such matters for vote at such meeting. A member of the General Committee representing more than one Party shall separately cast the vote to which each Party he represents is entitled.

     (F) Following the call for a General Committee meeting, if the General Committee Coordinator has not received confirmation of attendance by the Parties to ensure that a Quorum for a General Committee meeting will be achieved, or in case that during the current meeting a majority (more than fifty percent (50%)) of the total voting interests specified in Schedule B has not been reached in a vote, the General Committee Coordinator shall, within ten (10) days, send out invitations to all Parties for another General Committee meeting indicating the circumstances for re. scheduling the meeting with the same working agenda. In such cases, no Quorum will be required, and any vote will be carried by a majority (more than fifty percent (50%) of the voting interests cast, including at least two Landing Point Parties.

     (G) To aid the General Committee in the performance of its duties, the following bodies shall be formed (as shown in Exhibit5):

          i) a capacity Assignment, Routing and Restoration Subcommittee (hereinafter called"AR&R Subcommittee);

          iii) an Operation and Maintenance Subcommittee (hereinafter called "O&M Subcommittee");

          iii) a Financial and Administrative Subcommittee hereinafter called "F&A Subcommittee");

          iv)  a Central Billing Party (hereinafter called "CBP"),

          v)   a Network Administrator (hereinafter called "NA").

     These bodies shall be responsible for their respective areas of interest listed in Annexes 1, 2, 3, 4 and 5, and any other areas of interest designated by the General Committee. The General Committee may also appoint other bodies to address specific questions which may arise.

     (H) Subcommittees shall meet at least once annually after the date of this Agreement and more frequently if necessary, until two years following the Columbus III RFCS Date, and thereafter as is determined by the General Committee. Meetings of a Subcommittee may be called to consider specific questions at the discretion of its chairperson or whenever requested by at least two (2) Parties representing at least five percent (5%) of the total voting interests specified in Schedule B and including at east one Landing, Point Party.

     (I) After final acceptance of Columbus III, the General Committee shall determine whether any of its Subcommittees or any other body should remain inexistence. In the event that the General Committee determines that any of its Subcommittees or any other body should be dissolved, the General Committee may have the right to determine, in accordance with Subparagraph S(D) through (F), the manner in which the Subcommittee's or any body's responsibilities shall be reassigned.

     (J)All decisions made by the General Committee shall be binding on the Parties. No decisions of the General Committee, its Subcommittees, the PG, the CBP,the NA or any other body established by the General Committee shall override any provisions of this Agreement or, in any way diminish the rights or prejudice 'the interests granted to any Party or Parties under this Agreement.


     6. PROCUREMENT GROUP

     (A) The PG shall be formed, consisting of representatives from AT&T, MARCONI, TELECOM ITALIAand TELEFONICA DE ESPANA. Subject to Paragraph 4, the PG shall act on behalf of the Parties to this Agreement in all procurement matters and be solely responsible for all actions as may be required to contract on a joint, but not several basis with the Supplier(s) to provide Segment S of Columbus III.

     (B) The responsibilities of the PG are contained in its Terms of Reference listed in Annex 6.

     (C) In the event that any part of Segment S fails to meet the specifications in the relevant Supply Contract(s) for its provision or is not engineered, provided, installed and ready in sufficient time to permit Segment S to be provisionally accepted on or before the planned RFPA Date, or, if a Supplier(s) is otherwise in material breach of its Supply Contract(s), the PG shall immediately notify the General Committee and take such action as may be necessary to exercise the rights and remedies available under the terms and conditions of the relevant Supply Contract(s). The PG shall also take any other action directly against a Supplier(s) as may be necessary to exercise rights and remedies avaialbe under the relevant Supply Contract(s). Such action by the PG shall be subject to its Terms of Reference and to any direction deemed necessary by the General Committee.

     (D) Upon request, each of the Parties shall be entitled to receive a copy of the Supply Contract(s), at the requesting Party's expense and pursuant to the terms Paragraph 22 of this Agreement.

     (E) The PG shall not be liable to any other Party for any loss or damage sustained by reason of the Supplier(s)' failure to perform in accordance with the terms and conditions of the Supply Contract(s), or as a result of Segment S of Columbus III not being ready for provisional acceptance on or before the planned RFPA Date, or if Columbus III does not perform in accordance with the technical specifications and other requirements of the Supply Contract(s), or if Columbus III is not placed into operation. The Parties to this Agreement recognize that the PG does not guarantee or warrant:

          i)   the performance of the Supply Contract(s) by the Supplier(s), or

          ii)  the performance or reliability of Segment S of Columbus III, or

          iii) that Columbus III will be placed into operation,

and the Parties hereby agree that nothing in this Agreement shall be construed as such a warranty or guarantee.


     7. OBLIGATION TO PROVIDE TRANSITING AND OTHER FACILITIES TO EXTEND COLUMBUS III CAPACITY

     (A) Except as provided hereinafter in this Subparagraph 7(A), each of the Landing Point Parties shall use all reasonable efforts to furnish and maintain, or cause to be furnished and maintained, in efficient working order, for the other Parties and/or Standard IRU Holders not from that Landing Point Party's Country, for the duration of this Agreement, such facilities in its respective Country, as may be reasonably required for extending capacity in Columbus III assigned to such Parties and/or Standard IRU Holders for the purpose of handling communications transiting its respective Country. No Party shall be required under this Agreement to furnish such facilities in its Country to other Parties and/or Standard IRU Holders from its own Country. The Provision of the facilities mentioned in this Subparagraph shall be the subject of separate agreements acceptable to the affected Parties and Standard IRU Holders.

     (B) At the request of a specific Party, and under a separate agreement, facilities and equipment shall be supplied by the Landing Point Parties within the Cable Station to provide interconnection between PDH and SDH di-ital submarine cable systems to meet the various requirements at the 155 Mbps, 140 Mbps, 45 Mbps, 34 Mbps and 2 Mbps ITU-T Recommendations interfaces.

     (C) The digital facilities and/or digital multiplexing equipment provided pursuant to Subparagraph 7(A) and (B) shall be suitable for extending capacity in Columbus III and shall be furnished and maintained on terms and conditions which shall be no less favorable than those granted to other Telecommunications Entities for transmission facilities of similar type and quantity transiting the location involved. Such terms and conditions shall not be inconsistent with applicable governmental regulations in the location in which the facilities are located.

     (D) Upon request, AT&T will provide U.S.A. Parties to this Agreement suitable space and will provide connection at the Hollywood Cable Station for operation and control purposes relating to capacity assigned, or to be assigned, to them in Columbus III. AT&T may provide such space in a building separate from its Cable Station, but adjacent to the Cable Station. For these purposes, such U.S.A. Parties shall have the right to provide their own personnel and equipment in such space and shall reimburse AT&T for the reasonable jointly agreed costs incurred in complying with this Subparagraph 7(D), including, but not limited to, the costs of any building additions that may be reasonably required.


     8. OBLIGATION TO PROVIDE INLAND SYSTEM CONNECTIONS

     Each of the Parties to this Agreement, at its own expense, on or before the RFPA Date, shall do, or cause to be done, all such acts and things as may be necessary within its operating territory to provide suitable connection for its jointly or wholly assigned capacity in Columbus III with its inland communication systems in its operating territory. With respect to U.S.A. Parties, their operating territories in the Continental U.S.A. shall be considered separate and distinct from the operating territory in other U.S.A. jurisdictions. Such U.S.A. Parties shall provide such connection within the Continental U.S.A., dependent upon the location of the operating territory to be served.


     9. DEFINITION OF CAPITAL COSTS OF SEGMENT S OF COLUMBUS III

     (A) Capital costs of Segment S, as used in this Agreement, refers to costs incurred in engineering, providing, and constructing Segment S, or causing it to be engineered, provided, and constructed, or in laying or causing to be laid cables, repeaters, BUs and joint housings, or in installing or causing to be installed cable system equipment, and shall include:

          i)   the costs incurred under the Columbus III MOU, and

          ii)  those  costs  payable  to  the   Supplier(s)   under  the  Supply
               Contract(s), and

          iii) other costs incurred under the direction of the PG and those capital costs directly incurred by the Landing Point Parties, the CBP, the NA or any other Party authorized by the General Committee which shall be fair and reasonable in amount and not included in the Supply Contract(s). and which have been directly and reasonably incurred for the purpose of, or to be properly chargeable in respect of such engineering, provision, construction, installation and laying of Segment S of Columbus
               III. Such costs shall include but are not limited to, the costs of engineering, design, materials, manufacturing, procurement and inspection, installation, removal (with appropriate reduction for salvage), cable ship and other ship costs, route surveys, burying, testing associated with laying or installation, customs duties, taxes (except income tax imposed upon the net income of a Party), appropriate financial charges attributable to other Parties' shares of costs incurred by the Landing Point Parties or any other Party authorized by the General Committee, at the rate at which such Party generally incurred such financial charges, supervision, billing activities, overheads and insurance or a reasonable allowance in lieu of insurance, if such Party elects to carry a risk itself, being a risk against which insurance is usual or recognized or would have been reasonable. Such costs shall include costs reasonably incurred by the Parties in the holding of the General Committee and Subcommittees meetings but excluding attendance by the Parties representatives at such meetings. Such costs shall also include costs incurred by the Parties in holding the PG and its working groups meetings and the attendance by the Parties representatives at such meetings, and

          iv) any additional work or property incorporated subsequent to the RFPA Date by agreement of the Parties, which agreement shall not be unreasonably withheld.

     (B) Any amounts received by, or credited to, a Party or the CBP as a consequence of letters of Guarantee, liquidated damages, or other similar amounts resulting from the failure of the Supplier(s) to fully perform any provision of the Supply Contract(s), shall accrue to the benefit of all the Parties in proportion to their Ownership as specified in Schedule C.


     10. ALLOCATION AND BILLING OF CAPITAL COSTS OF SEGMENT S OF COLUMBUS III

     (A) The capital costs of Segment S, as defined in Paragraph 9, shall be allocated in the proportions set forth in Schedule C.

     (B) The CBP shall receive bills from the Supplier(s) for the costs included in the Supply Contract(s), which shall be verified by the PG. The NA, the PG and its working groups, the Landing Point Parties and any other Party authorized by the General Committee shall promptly render bills to the CBP for the cost of items directly incurred by them in accordance with Paragraph 9 of this Agreement. Such bills shall contain a reasonable detail to substantiate the bills. The CBP shall promptly render bills for such amounts to each of the Parties in accordance with Schedule C, not more frequently than once a month and only for bills exceeding one hundred U.S. dollars (100 U.S. S). On the basis of such bills, each Party shall pay to the CBP the amount owed within forty-five (45) days from the date the bill was rendered by the CBP.

     (C) In the case of bills containing costs billed on a preliminary billing basis, promptly after the actual costs involved are determined, the CBP shall make such appropriate adjustments and render any necessary bills or arrange for any necessary credits, as appropriate.

     (D) As soon as practicable after the RFPA Date, the CBP shall compute the amount of each Party's share of the capital costs of Segment S in accordance with Schedule C, shall make appropriate adjustments and shall render bills or arrange for any necessary refunds by way of final settlement, in order that each Party may bear its proper share of the capital costs of Segment S.

     (E) For the purpose of this Agreement, financial charges shall be computed, as applicable, at a rate equal to the lowest publicly announced prime rate or minimum commercial lending rate or the appropriate Interbank Offer Rate, however described, and as determined on the fifteenth (15th) day of each month during which the said financial charges apply, for ninety (90) day loans in the currencies of the United States of America, Portugal, Spain, and Italy of the following, banks or bank association computed on a daily basis from the date the said amount is incurred until the date payment is due.

          (i)  Bills rendered by AT&T:
               Citibank, N.A., New York City, or
               Chase Manhattan Bank N.A., New York City

          (ii) Bills rendered by MARCONI:
               Interbank Lisbon Offered Rate (LISBOR)

          (iii)Bills rendered by TELEFONICA DE ESPA&A:
               Madrid Interbank Offered Rate (MIBOR)
               as published by Banco de Espana.

          (iv) Bills rendered by TELECOM ITALIA:
               The Prime Rate A.B.I. published by the "Sole 24 Ore" newspaper.

If the General Committee shall authorize Parties other than those Parties listed above to render bills, it shall also specify the applicable rates.

     (F) Bills not paid when due shall accrue extended payment charges from the day following the date on which payment was due in accordance with Subparagraph 10(B), until paid. If the due date is not a business day in the Country of the Party being invoiced, the due date shall be postponed to the next business day. For purposes Of this Agreement, extended payment charges shall be computed at two hundred percent (200%) of the rates as specified in Subparagraph 10(E), from the day following the date on which payment was due until paid. For purposes of this Agreement "paid" shall mean that the funds are available for immediate use, except that any unavailability arising from restrictions on the payee's ability to use the funds immediately not caused by the payer shall not in any way result in financial charges to the payer thereunder, except as indicated in Paragraph 26.

     (G) In the event that applicable law only allows the imposition of financial charges and extended payment charges at a rate below that establihed in accordance with this Paragraph 10, financial charges and extended payment charges shall be at the highest rate permitted by the applicable law.

     (H) Credits for refunds of appropriate financial charges and bills for extended payment charges will not be rendered if the amount of charges involved is less than one hundred U.S. dollars (100 U.S.$) or equivalent currency.

     (I) A bill shall be deemed to have been accepted by a Party or Standard IRU Holder to whom it is rendered if that Pary or Standard IRU Holder does not present a written objection fifteen (15) days before the date when payment is due. If such objection is made, the billing Party and the Party or Standard IRU Holder concerned shall make every reasonable effort to settle promptly the dispute concerning the bill in question. If the objection is sustained and the billed Party or Standard IRU Holder has paid the disputed bill, the agreed upon overpayment shall be refunded to the objecting Party or Standard IRU Holder by the billing Party promptly together with any extended payment charges calculated thereon at a rate determined in accordance with Subparagraph 10(F) of this Agreement, from the date of payment of the bill to the date on which the refund is transmitted to the objecting Party or Standard IRU Holder. If the objection is not sustained and the billed Party or Standard IRU Holder shall pay such bill promptly together with any extended payment charges calculated thereon at a rate determined in accordance with Subparagraph 10(F) of this Agreement, from the day following the date on which payment was due until paid. Nothing in this Subparagraph 10(I) shall relieve a Party or Standard IRU Holder from paying those parts of a bill that are not in dispute.


     11. ACQUISITION AND TRANSFER OF CAPACITY

     (A) Capacity in Columbus III shall be jointly or wholly acquired by Parties or Telecommunications Entities in increments of MIUs in a Path, or in Subsegment S4 for the Underwritten MIUs.

     (B) Acquisition of capacity on an ownership basis is only at the time of executive on of this Agreement. The MIU price of the capacity between System Interfaces in a Path is the one resulting from the addition of the MIU cost of each Subsegment, assuming connectivity through a direct link between the involved System Interfaces, in accordance with Exhibit 1. The MIU cost in a Subsegment is determined by dividing the capital cost of that Subsegment, including all costs of associated equipment between the System Interfaces as described in Subparagraphs 2(C) and (D), by the Notional Capacity of that Subsegment at the time of execution of this Agreement.

     (C) After the execution of this Agreement:

          i) any transfer of capacity from a Party shall be made on an other than ownership basis as may be agreed between such Party and other Party or a Telecommunications Entity, and

          ii)any acquisition of capacity by a Party or Telecommunications Entity shall be made on a Standard IRU Aareement basis from the Wholly Owned MIUS Pool, or from the Common Reserve Capacity, or from the Underwritten MIUS.

     (D) Any transfer or acquisition of capacity after the execution of this Agreement shall be made according to the following prioritization, through a right of first refusal:

          i) transfer from a Party of a half-interest in a Wholly Owned MIU to a Party or Telecommunications Entity for joint use with the owner of such Wholly Owned MIU;

          ii) acquisition of a whole or two half-interests in a MIU on a per Path basis from the Wholly Owned MIUs Pool;

          iii) acquisition of a whole or two half-interests in a MIU on a per Path basis from the Common Reserve Capacity.

     (E) In the Paths Mazara del Vallo - Lisboa and/or Lisboa - Hollywood, the acquisition from the Underwritten MIUs will have priority over the acquisition from the Wholly Owned MIUs Pool as provided in Subparagraph I I(D)ii). In order to ensure the full connectivity between the two System Interfaces in each such Paths, the Underwritten MIUs shall be matched with capacity to be acquired from the Common Reserve Capacity on a Subsegment basis.

     (F) Notwithstanding Subparagraph II(D), transfer from a Party of a half-interest in a Jointly Owned MIU to a Telecommunications Entity located in the same Country and licensed after the execution of this Agreement shall have first priority, by prior agreement of the owner of the corresponding half-interest of such a MIU.

     (G) The MIU price in the case of transfer of capacity from a Party provided in Subparagraph 11(F) shall not be higher than the Standard IRU Capacity price in force at the moment of such transfer.

     (H) Acquisition of capacity by a Party using its Designated Financial Credit shall only be from the Underwritten MIUs and/or from the Common Reserve Capacity, and shall follow the prioritization according to Subparagraphs II (D) and

     (I) The MIU price in the case of acquisition of capacity by a Party using its Designated Financial Credit shall correspond to the lowest price between the MIU price as defined in Subparagraph II (B) and fixed at the RFCS Date, and the Standard IRU Capacity price in force at the moment of such acquisition.

     (J) The funds derived from the acquisition of a whole or two half-interests in a MIU on a per Path basis from the Wholly Owned MIUs Pool as in Subparagraph

11(D)ii) shall be distributed among the Parties according to their participation in the Wholly Owned MIUs Pool on a per Path basis as specified in Schedule J.

     (K) The funds derived from the acquisition of a whole or two-interests in a MIU from the Common Reserve Capacity, on a per Path basis as in Subparagraph I I
(D)iii) or on a Subsegment basis as in Subparagraph I I (E), shall be distributed first among the Parties according to their participation in the Financial Credit Pool as specified in Schedule N. Following the exhaust of the Financial Credit Pool, such funds shall be distributed among the Parties according to their Ownership as specified in Schedule C.

     (L) The funds derived from the acquisition of Underwritten MIUs as in Subparagraph II (E), shall be distributed to MARCONI.

     (M) For the acquisition of capacity by a Party or Telecommunications Entity on a Standard IRU Agreement basis, the NA, together with an ad-hoc working group if required, will develop the pricing criteria, the terms and conditions of a Standard IRU Agreement, and the sales procedures for approval by the General Committee. Following such approval, the NA shall'be authorized to execute such Standard IRU Agreements with Parties or Telecommunications Entities on behalf of the respective concerned Parties. The NA shall modify the relevant Schedules as appropriate and provide such Schedules to the CBP for its accounting activities. No provisions of the Standard IRU Agreement shall override the provisions of this Agreement. The Standard IRU Capacity price may be reviewed from time to time, if necessary by the General Committee. Where a Telecommunications Entity requesting acquisition of capacity on a Standard IRU Agreement basis is not a Party, such sale may be denied by the General Committee in the case such Telecommunications Entity status has not been confirmed.

     (N) A Party may include in or remove from the Wholly Owned MIUs Pool any quantity of its Wholly Owned MIUS, twice a year at a specified date, or as determined by the General Committee.

     (0) A Party may move any amount of its Financial Credit, from the Financial Credit Pool to its Designated Financial Credit, or from its Designated Financial Credit to the Financial Credit Pool, twice a year at a specified date, or as determined by the General Committee.

     (P) No provisions of any agreement for the transfer of capacity on an other than ownership basis shall override"the provisions of this Agreement.


     12. ASSIGNMENT AND USE OF CAPACITY

     (A)   MIU(S)   may  be  wholly  or  jointly   used  by   Party(s),   and/or
Telecommunications Entity(s).

     (B) A Party may re quest to reassign one or more of its Wholly Owned MIUs from one Path to different Path(s), twice a year at a specified date, or as determined by the General Committee. Such reassignment shall be in a number of Wholly Owned MIU(S) in the new chosen Path(s), which corresponds to the same value of the Wholly

Owned MIU(S) in the old Path. The number of Wholly owned MIU(S) in the new chosen Path(s) is calculated by multiplying the number of Wholly Owned MIU(S) in the old Path by the MIU price of the old Path as defined in Subparagraph 1 1 (B) and fixed at the RFCS Date, and dividing that product by the MIU price of the new Path(s) as defined in Subparagraph II (B) and fixed at the RFCS Date. Any fraction of a Wholly Owned MIU in the new chosen Path(s) may be:

          i)   waived without any compensation, or

          ii) completed to an exact number of the corresponding Wholly Owned MIUs in the new chosen Path(s) at the requesting Party's charge. In such a case the relevant funds shall be distributed among the Parties according to their Ownership as specified in Schedule C. Such additional fraction of Wholly Owned MIU shall be paid at a Standard IRU Capacity price in force at the moment of such acquisition. Any Wholly Owned MIU resulting from the combination of a fractional interest of the reassigned capacity together with a fractional interest on a Standard IRU Capacity basis, shall be considered as Standard IRU Capacity.

     It is not permitted to include in the Wholly Owned MIUs Pool any Wholly Owned MIU which has been reassigned from its oriinal Path to a different Path.

     The Party requesting to reassign one or more of its Wholly Owned MIUs from one Path to different Path(s) shall also pay the costs regarding the use of the Cable Stations in the new chosen Path(s) as provided in Paragraph 16 and/or 17 as appropriate, the operation and maintenance costs in the new chosen Path(s), and any administrative costs that this reassignment of Wholly Owned MIUs may involve. The NA shall modify the relevant Schedules as appropriate. The NA and the AR&R Subcommittee will jointly define, as necessary, procedures to be applied in case of reassignments of Wholly Owned MIUs by Path, for approval by the General Committee.

     (C) The General Committee may decide on an expansion of the Notional Capacity. For such decision the agreement of the Parties holding interests in the Wholly Owned MIUs Pool, and/or in the Financial Credit Pool, and/or holdinUnderwritten MIUs is required. All the Parties shall obtain their corresponding share of such expansion of the Notional Capacity according, to Schedule B, to be assigned in Wholly Owned MIUs or by such method as the General Committee may agree.

     (D) MIUs shall be initially arranged so as to ensure complete fascicles of MIUs in the smallest number of such fascicles possible, as the Parties or Standard IRU Holders may desire. A MIU and fascicles of MIUs shall be capable of supporting Bit Sequence Independence transmission rates of VC-4, VC-3 and VC-12 as per all appropriate ITU-T Recommendations.

     (E) MIUs may be rearranged, if so requested by Parties or Standard IRU Holders, so far as reasonably possible, to ensure complete fascicles of MIUS, provided:

          i)   the agreement of the relevant  Landing Point Parties is obtained;
               and

          ii)  the  agreement  of other  Parties or Standard  IPU  Holders  with
               arranged   MIUs  that   would  be   affected   by  the   proposed
               rearrangement is obtained; and

          iii) all costs arising from the prop be paid by the Parties or Standard IRLJ Holders requesting it.

     Such agreement in (i) and (ii) shall not be unreasonably withheld.

     (F) The communications capability of any MIU may be optimized by the Parties or Standard IRU Holders to whom such MIUs are assigned by the use of equipment which will more efficiently use the MIUS, provided that the use of such equipment does not cause an interruption of, or interference to, the use of any other MIUS, or prevent the use of similar equipment by other Parties or Standard IRU Holders. Such equipment, if used, shall not constitute a part of Columbus III.

     (G) The NA and the AR&R Subcommittee will jointly define, as necessary, procedures for the use of the In-System Restoration Capacity in order to provide in system restoration, taking advantage of the collapsed ring configuration of Columbus 111, for approval by the General Committee. However, in order to satisfy expansions of the Notional Capacity and/or acquisitions of capacity on a Standard IR'U Agreement basis from the Common Reserve Capacity, the General Committee may decide to reduce the amount of the In-System Restoration Capacity.

     (H) The NA and the AR&R Subcommittee will jointly define, as necessary, procedures, terms and conditions for the temporary utilization of the Common Reserve Capacity for purposes of restoration of other cable systems, for approval by the General Committee. The General Committee shall accord priority to expansions of the Notional Capacity, and acquisitions of capacity on a Standard IRU Agreement basis from the Common Reserve Capacity, over restoration of other cable systems.

     (I) The NA and the AR&R Subcommittee will jointly define, as necessary, procedures, terms and conditions for the temporary utilization of the Common Reserve Capacity for purposes of the provision of temporary or occasional services, for approval by the General Committee. The General Committee shall accord priority to restoration of other cable systems, over the provision of temporary or occasional services.


     13. DECREASE OR INCREASE OF THE COLUMBUS III DESIGN CAPACITY

     (A) Whenever only fifteen percent (15%) of half of the Desicin Capacity remains as Common Reserve Capacity, distribution of such capacity will be determined by the General Committee.

     (B) In the event that the Design Capacity is less than the Allocated Capacity specified in Schedule L, the capacity assigned to the Parties and Standard IRLJ Holders shall be reduced in the proportions in which the capacity in the relevant Subsegments was assigned to the Parties and Standard IRU Holders immediately preceding such decrease in the Design Capacity. The assignment of fractional interests in capacity of less than one MIU resulting from such reductions will be determined by the General Committee.

     (C) The General Committee may decide to increase the Design Capacity. For such decision the agreement of the Parties holding interests in the Wholly Owned MIUs Pool, and/or in the Financial Credit Pool, and/or holding Underwritten MIUs is required. All the Parties shall share the costs associated with such increase of the Design Capacity according to Schedule B. The increase of the Design Capacity shall be followed by an expansion of the Notional Capacity, as the General Committee may agree.


     14. DUTIES AND RIGHTS AS TO OPERATION AND MAINTENANCE OF COLUMBUS III

     (A) TELECOM ITALIA shall be responsible for the operation and maintenance of Segment A, and for the operation and maintenance of that portion of Segment S beginning at its respective Cable Landing Point and extending toward Segment A, on behalf of the Parties and Standard IRU Holders.

     (B) TELEFONICA DE ESPANA shall be responsible for the operation and maintenance of Segment B, and for the operation and maintenance of that portion of Segment S beginning at its respective Cable Landing Point and extending toward Segment B, on behalf of the Parties and Standard IRU Holders.

     (C) MARCONI shall be responsible for the operation and maintenance of Segment C, and for the operation and maintenance of that portion of Segment S beginning at its respective Cable Landing Point and extending toward Segment C, on behalf of the Parties and Standard IRU Holders.

     (D) AT&T shall be responsible for the operation and maintenance of Segment D, and for the operation and maintenance of that portion of Segment S beginning at its respective Cable Landing Point and extending toward Segment D, on behalf of the Parties and Standard IRU Holders.

     (E) AT&T, MARCONI, TELECOM ITALIA and TELEFONICA DE ESPAN'A (hereinafter called, the "Maintenance Authorities") shall jointly be responsible for the operation and maintenance of Segment S from the respective Cable Landing Points and extending seawards, on behalf of the Parties and Standard IRU Holders. The responsibilities for the operation and maintenance of Segment S shall be identified and reviewed by the O&M Subcommittee for the General Committee approval.

     (F) The Maintenance Authorities shall use all reasonable efforts to economically maintain Columbus III in efficient working order and with an objective of achieving effective and timely repairs when necessary, and in a manner consistent with applicable international submarine cable maintenance practices. Any of the Maintenance Authorities shall have the right to deactivate Columbus III, or any Segment or Subsegment thereof, in order to perform the duties imposed upon them in this Paragraph 14. Prior to such deactivation, coordination shall be made with all the Maintenance Authorities, and reasonable notice shall be given to other Parties and Standard IRU Holders.

     (G) To the extent possible, sixty (60) days prior to initiating action, the Maintenance Authority involved shall advise the other Parties and Standard IRU Holders in writing of the timing, scope and costs of significant planned maintenance operations, of significant changes to existing operations and maintenance methods, and of contractual arrangements for cable ships that will have a significant impact on the operation or maintenance of Columbus III. Should one or more Parties representing at least five percent (5%) of the total voting interests specified in Schedule B, including at least one Landing Point Party, wish to review such an operation or change prior to its occurrence, the Maintenance Authority involved shall be notified in writing within thirty (30) days of such advice. Upon notification from the Maintenance Authority, the General Committee Coordinator shall initiate action to convene an ad-hoc meeting of the O&M Subcommittee for such review.

     (H) Each Party concerned shall give necessary information relating to the operation and maintenance of the equipment which that Party may have designed or procured and which is used in Columbus III, to each Party by whom that equipment, by reason of the provisions of this Paragraph 14, is to be operated and maintained. Each Maintenance Authority shall provide and have prompt access to all system maintenance information, necessary to the performance of its duties, appropriate to those parts of Columbus III not covered by its authority. All information given or to which access is offered herein shall be subject to Paragraph 22.

     (I) In no circumstances shall any Party or Standard IRU Holder be liable to any of the other Parties or Standard IRU Holders for any loss, whether direct or indirect, or damage sustained by reason of any delay in provision, failure in, damage to or breakdown of the facilities constituting Columbus III or any interruption of service, whatsoever, may have been the cause of such delay in provisioning of service, failure, damage, breakdown, or interruption and for however long it shall last.

     (J) Each Party to this Agreement, at its own expense, shall have the right to inspect from time to time the operation and maintenance of any portion of Columbus III and to obtain copies of the maintenance records. For this purpose the Maintenance Authorities shall retain records, as defined by the O&M Subcommittee, including recorder charts, for a period of not less than five (5) years from the date of the record. If these records are destroyed at the end of this period, a summary of important events shall be retained for the life of Columbus III.

     (K) The Maintenance Authorities shall be entitled to negotiate agreements in respect of the crossing of Segment S with other undersea plant. After the agreement of the General Committee is obtained, the Maintenance Authorities may sign such agreements on behalf of the Parties, and shall provide all Parties with copies of such agreements on request.


     15. ALLOCATION AND BILLING OF THE OPERATION AND MAINTENANCE COSTS OF SEGMENT S

     (A) The costs of operation and maintenance of Segment S shall be allocated in the proportions specified in Schedule D.

     (B) The costs of operation and maintenance to which Subparagraph 15(A) refers are the costs reasonably incurred in operating and maintaining the facilities involved, including, but not limited to, the cost of attendance, testing, adjustments, storage of plant and equipment, repairs (including repairs at sea), cable ships, maintenance and repair devices that are or may hereafter become available (including standby costs), re-burial and the replacement of plant, tools and test equipment, customs duties, taxes (except income tax imposed upon the income of a Party) paid in respect of such facilities, appropriate financial charges attributable to other Parties' shares of costs incurred by a Maintenance Authority at the rate at which the appropriate Maintenance Authority generally incurred such financial charges, supervision, overheads and costs and expenses reasonably incurred on account of claims made by or against other persons in respect of such facilities or any part thereof and damages or compensation payable by the Parties concerned on account of such claims. Costs and expenses and damages or compensation payable to the Parties on account of such claims shall be shared by them in the same proportions as they share the costs of operation and maintenance of Segment S under Subparagraph 15(A).

     (C) The General Committee may authorize the purchase and use of special tools and test equipment for use on board cable ships which are required for the maintenance and repair of Segment S. The related costs may include, but not be limited to, the costs, or an appropriate share thereof, for the purchase, storage and maintenance of this equipment. The General Committee will determine the manner in which these costs will be billed to the Parties and Standard IRU Holders.

     (D) The Maintenance Authorities or the CBP, as appropriate, shall render bills to the Parties and Standard IRU Holders not more frequently than quarterly in accordance with procedures to be established by the General Committee for the expenditures and/or compensations herein referred. From time to time the Maintenance Authorities shall also furnish such further details of such bills as the other Parties or Standard IRU Holders may reasonably require. On the basis of such bills, each Party or Standard IRU Holder shall pay such amounts as may be owed within forty-five (45) days from the date the bills are rendered.

     (E) The billing process as specified in Paragraph 10 shall also be applicable to all bills rendered pursuant to this Paragraph 15.


     16. USE OF SEGMENT D

     (A) The owner of Segment D, shall grant to the Parties and Standard IRU Holders an Indefeasible Right of Use of Segment D including any addition thereto (hereinafter called "Cable Station IRU"), for the purpose of using its capacity in Columbus III in Hollywood (Florida, U.S.A.), and carrying on the related activities in accordance with this Agreement, commencing on the RFPA Date, or the date a Standard IRU Holder acquires such capacity, and continuing for the duration of this Agreement.

     (B) If a Cable Station becomes unavailable for any reason, the owner of that Cable Station, in agreement with the Parties hereto, shall take all necessary measures to ensure that another appropriate Cable Station will be available for Columbus III for the duration of this Agreement on,terms and conditions similar to those contained in this Agreement.

     (C) For the Cable Station IRU involved, the portion of the capital costs, and operation and maintenance costs of the Cable Station, including any additions thereto, allocable to Columbus III shall be on the basis of use. Where the use of a Cable Station or certain Cable Station equipment situated therein, such as power supply or testing and maintenance equipment, is shared, by agreement of the Parties, by Columbus III and other communications systems terminating at that Cable Station, the capital costs, and operation and maintenance costs of such shared Cable Station equipment (not solely attributable to a particular cable system or systems) will be allocated among the cable systems involved in the proportions in which each uses the shared Cable Station equipment. For such purposes, use of a shared Cable Station or of shared Cable Station equipment therein attributable to a particular system shall be determined on the basis of the ratio of:

          i) the installed costs of the Cable Station equipment (excluding shared equipment) associated with the particular cable system to;

          ii) the installed cost of the Cable Station equipment (excluding shared equipment) associated with all systems, including Columbus III, which makes use of the shared facility.

     (D) Capital costs, as used in this Paragraph 16 with reference to the provision of each Cable Station (including land, access roads, cable right-of-way, ducts and buildings at such Cable Stations), or to causing them to be provided and constructed, or to install or causing to be installed Cable Station equipment, shall include all expenditures incurred which shall be fair and reasonable in amount and either shall have been directly and reasonably incurred for the purpose of, or shall be properly chargeable in respect of, such provision, construction, and installation, including, but not limited to, the purchase costs of land, building costs, amounts incurred for the respective development, engineering, design, materials, manufacturing, procurement and inspection, installation, removing (with appropriate reduction for salvage), testing associated with installation, custom duties, taxes (except income tax imposed upon the income of a Party), financial charges attributable to other Parties, shares of costs, supervision, overheads and insurance or a reasonable allowance in lieu thereof. Losses against which insurance was not provided, or for which an allowance in lieu thereof was not taken, shall constitute capital costs. Operation and maintenance costs as used in this Paragraph 16 with reference to each of the Cable Stations shall include costs reasonably incurred in maintaining and operating the facilities involved, including, but not limited to, the cost of attendance, testing, adjustments, repairs and replacements, customs duties, taxes (except income tax imposed upon the income of a Party) paid in respect of such facilities, billing activities, administrative costs, financial charges attributable to other Parties, shares of costs, and costs and expenses reasonably incurred on account of claims made by or against other persons in respect of such facilities or any part thereof and damages or compensation payable by the Cable Station owner on account of such claims. Costs, expenses, damages, or compensation payable to the Cable Station owner on account of claims made against other persons shall be shared by the Parties and Standard IRU Holders acquiring a Cable Station IRU in the same proportions as they share the operation and maintenance costs of the aforementioned Cable Station.

     (E) The capital costs, and operation and maintenance costs of the Cable Station shall be borne only by the Parties and Standard IRU Holders accessing Columbus III at such Cable Station, and shall be shared by them in the proportions specified in Schedules E and F.

     (F) The Cable Station owner shall determine the initial payment, or subsequent payments associated with an increase or decrease of capacity, for the net capital costs of the applicable Cable Station (i.e., capital cost less accrued depreciation determined in accordance with the generally accepted accounting practices of the Country of the Cable Station owner), which will be due from the Parties and Standard IRU Holders to the parties of the other cable systems and communications systems already terminating at the Cable Station, that are entitled to a share of such payments at the time the Cable Station IRU commences pursuant to Subparagraph 16(A) of this Agreement.

     (G) Payments due by the Parties under Subparagraph 16(F) accordance with the following settlement plan:

          i) One hundred twenty (120) days before the planned RFCS Date, the Cable Station owners shall each render a bill to the CBP, on an actual or preliminary billing basis for the amount referred to in Subparagraph 16(F).

          ii) Sixty (60) days before the planned RFCS Date, the CBP shall render bills to the Parties hereto, on an actual or preliminary billing basis for their proportionate shares of the amount referred to in Subparagraph 16(F).

          iii) In the case of preliminary bills, appropriate adjustments will be
               made  as  soon  as   practicable   after  the  actual  costs  are
               determined.

          iv) The billed Party shall pay such bills to the CBP on or before the date on which the Cable Station IRU is granted to the Parties hereto, or the date that the respective Cable Station is available for the landing and termination of Columbus III, whichever is later.

          v) Within sixty (60) days after receiving such payment, the CBP shall pay the respective Cable Station owner.

     (H) Parties and Standard IRU Holders shall be billed individually for and shall pay its proportionate share of the operation and maintenance costs of the Cable Station allocable to this Agreement, commencing at the time the Cable Station IRU is granted to the Party or Standard IRU Holder, or the date that the respective Cable Station is available for the landing and termination of Columbus III, whichever is later.

     (I) In the event of sale or other disposition of Segment D, or any part thereof, such Cable Station owner shall share with the other Parties and Standard IRU Holders any net proceeds, or costs, of such sale or disposition received, or expenses, by the Cable Station owner in the proportions in which the Parties' and Standard IRU Holders' interests in the subject to the sale or disposition are specified in Schedule E at the time of the sale or disposition.

     (J) In the event that a Cable Station owner elects, upon termination of this Agreement, to retain the ownership of all or part of its Cable Station, such Cable Station owner shall pay each of the other Parties and Standard IRU Holders the net book cost of such Segment in the proportions in which the Parties' and Standard IRU Holders' interests are specified in Schedule E at the time this Agreement is terminated.

     (K) Notwithstanding Subparagraph 16(A) of this Agreement, a Party or Standard IRU Holder granted a Cable Station IRU in Segment D may, prior to the commencement of that Cable Station IRU, elect to renounce its Cable Station IRU and to instead have use of Segment D for the duration of this Agreement on such terms and conditions as are agreed upon between that Party or Standard IRU Holder and the owner of the respective Cable Station by separate agreement. In such event the provisions of Subparagraphs 16(A) through (G) shall apply in relation to such use except insofar as they may be modified by such separate agreement. These separate agreements shall not confer on a Party or Standard IRU Holder any financial or other benefit of substance to which the Party or Standard IRU Holder would not otherwise be entitled under this Agreement.

     (L) A Cable Station IRU can be transferred to any Telecommunications Entity only by the Party holding such Cable Station IRU, solely for that capacity acquired on an ownership basis.

     (M) In the case of reassignment of Wholly Owned MIU(s) as provided in Subparagraph 12(B), the requesting Party shall pay the additional costs (capital costs for the Cable Station IRU, and operation and maintenance costs) corresponding to the increased number of Wholly Owned MIU(s) using the Cable Stations in the new chosen Path(s), without any reimbursement for the costs already paid corresponding to the decreased number of Wholly Owned MIU(s) using the Cable Stations in the previous Path.


     17. USE OF SEGMENTS A, B AND C

     (A) The respective owners of Segments A, B and C, shall grant to the Parties and Standard IRU Holders a Right to Use of Segments A, B and C respectively including any addition thereto (hereinafter called "Cable Station Right to Use"), for the purpose of using its capacity in Columbus III in Lisboa (Portugal), Conil (Spain) and Mazara del Vallo (Italy) respectively, and carrying on the related activities in accordance with this Agreement, commencing on the RFPA Date, or the date a Standard IRU Holder acquires such capacity, and continuing for the duration of this Agreement.

     (B) If a Cable Station becomes unavailable for any reason, the owner of that Cable Station, in agreement with the Parties hereto, shall take all necessary measures to ensure that another appropriate Cable Station will be available for Columbus III for the duration of this Agreement on terms and conditions similar to those contained in this Agreement.

     (C) The capital costs, and operation and maintenance costs of the Cable Stations shall be borne only by the Parties and Standard IRU Holders accessing Columbus III at such Cable Station, and shall be shared by them in the proportions specified in Schedules E and F.

     (D) For the Cable Station Right to Use, the relevant Parties and Standard IRU Holders shall pay a lump sum to the respective Cable Station owner to cover an appropriate share of the capital costs reasonably incurred in providing such Segment.

     (E) In determining the capital costs of the Cable Station Right to Use, the Landing Point Parties have taken into account the estimated cost of the provision and construction of each of the Cable Stations, or causing them to be provided and constructed, and installing or causing to be installed Cable Station equipment, in accordance with the accounting practices of each Landing Point Party. This includes all such expenditure reasonably incurred and includes but is not limited to, the purchase costs of land, building costs, access road, cable rights of way, amounts incurred for development, engineering, design, materials, manufacturing, procurement and inspection, installation, removing (with appropriate reduction for salvage), testing associated with installation, customs duties, taxes (except income tax imposed upon the net income of a Party), appropriate financial charges, supervision, overheads and insurance or a reasonable allowance in lieu thereof, or losses against which insurance was not provided, or for which an allowance in lieu thereof was not provided.

     (F) In determining the operation and maintenance cost of the Cable Station Right to Use, the Landing Point Parties have taken into account an estimate of costs reasonably incurred in operating and maintaining the facilities involved, including, but not limited to, the cost of attendance, testing, adjustments, repairs and replacements, customs duties, taxes (except income tax as imposed upon the net income of a Party) paid in respect of such facilities, billing activities, administrative costs, appropriate financial charges, and costs and expenses reasonably incurred on account of claims made by or against other persons in respect of such facilities or any part thereof, and damages or compensation payable by the Cable Station owner on account of such claims, costs, expenses, damages, or compensation payable to or by the terminal station owner on account of claims made against other persons.

     (G) Payments due by the Parties under Subparagraph 17(E) shall be made in accordance with the following settlement plan:

          i) One hundred twenty (120) days before the planned RFCS Date, the Cable Station owners shall each render a bill to the CBP, on an actual or preliminary billing basis for the amount referred to in Subparagraph 17(D).

          ii) Sixty (60) days before the planned RFCS Date, the CBP shall render bills to the Parties, on an actual or preliminary billing basis for their proportionate shares of the amount referred to in Subparagraph 17(D).

          iii) In the case of preliminary bills, appropriate adjustments will be
               made  as  soon  as   practicable   after  the  actual  costs  are
               determined.

          iv) The billed Party shall pay such bills to the CBP on or before the date on which the Cable Station Right to Use is granted to the Parties, or the date that the respective Cable Station is available for the landing and termination of Columbus III, whichever is later.

          v) Within sixty (60) days after receiving such payment, the CBP shall pay the respective Cable Station owner.

     (H) Parties and Standard IRU Holders shall be billed individually for and shall pay its proportionate share of the operation and maintenance costs of the Cable Station allocable to this Agreement, commencing at the time the Cable Station Right to Use is granted to the Party or Standard IRU Holder, or the date that the respective Cable Station is available for the landing and termination of Columbus III, whichever is later.

     (I) Nothing contained in this Agreement shall be deemed to vest in any Party or Standard IRU Holder, other than the owner of the respective Cable Station, any salvage rights in that Cable Station, or in any Cable Station substituted therefor.

     (J) Notwithstanding Subparagraph 17(A) of this Agreement, a Party or Standard IRU Holder granted a Cable Station Right to Use in Segments B, C or D may, prior to the commencement of that Cable Station Right to Use, elect to renounce its Cable Station Right to Use and to instead have use of Segments B, C or D for the duration of this Agreement on such terms and conditions as are agreed upon between that Party or Standard IRU Holder and the owner of the respective Cable Station by separate agreements. In such event the provisions of Subparagraphs 17(A) through (I) shall apply in relation to such use except insofar as they may be modified by such separate agreements. These separate agreements shall not confer on a Party or Standard IRU Holder any financial or other benefit of substance to which the Party or Standard IRU Holder would not otherwise be entitled under this Agreement.

     (K)  A   Cable   Station   Right   to  Use  can  be   transferred   to  any
Telecommunications Entity only by the Party holding such Cable Station Right to Use, solely for that capacity acquired on an ownership basis.

     (L) In the case of reassignment of Wholly Owned MIU(s) as provided in Subparagraph 12(B), the requesting Party shall pay the additional costs (lump sum for the Cable Station Right to Use, and operation and maintenance costs) corresponding to the increased number of Wholly Owned MIU(s) using the Cable Stations in the new chosen Path(s), without any reimbursement for the costs already paid corresponding to the decreased number of Wholly Owned MIU(s) using the Cable Stations in the previous Path.


     18. KEEPING AND INSPECTION OF BOOKS FOR COLUMBUS III

     (A) AT&T, MARCONI, TELECOM ITALIA and TELEFONICA DE ESPANA shall each keep and maintain such books, records, vouchers, and accounts of all costs that are incurred in the planning, engineering, provision, and installation of Segment S and not. included in the Supply Contract(s), as defined in Paragraph 9, which they incur directly for a period of five (5) years from the RFPA Date, or the date the work is completed, whichever is later.

     (B) The CBP shall keep and maintain such books, records, vouchers, and accounts with respect to its billing of costs incurred by the Terminal Parties and any other Party having incurred costs for implementation of Columbus III, as authorized by the General Committee, and costs billable under the Supply Contract(s), including any subcontracts, for a period of five (5) years from the RFPA Date, or the date on which the work is completed, whichever is later.

     (C) Any Party keeping and maintaining books, records, vouchers, and accounts of costs pursuant to Subparagraphs 18(A) and (B) shall afford the Parties the right to review or audit said books, records, vouchers, and accounts of costs. In affording the right to review, any such Party shall be permitted to recover, from the Party or Parties requesting the review, the reasonable costs incurred in complying with the review or audit. The Party or Parties requesting the review shall bear the entire cost of the review or audit. Such right shall only be exercisable through the F&A Subcommittee in accordance with the F&A Subcommittee's audit procedures.

     (D) Any exercising of the right to review specified in this Paragraph 18 shall be effected by periodic audits, as requested by one or more Parties and as directed by the F&A Subcommittee. AT&T, MARCONI, TELECOM ITALIA and TELEFONICA DE ESPANA expressly agree to such audits.

     (E) If requested by the General Committee, a final audit shall be conducted. The costs of such audit shall be borne by the Parties in proportion to Schedule B.


     19.CURRENCY AND PLACE OF PAYMENT

     All bills under this Agreement from one Party or the CBP to another Party shall be rendered in U.S. dollars and shall be payable in U.S. dollars to the payee's principal office, or other designated office. Each Party incurring costs in other than U.S. dollars shall convert same to U.S. dollars in accordance with the buying rate of the Central Bank in such Party's Country in effect at the time the bill is rendered. The General Committee may vary these procedures at its discretion.


     20.DURATION OF AGREEMENT AND REALIZATION OF ASSETS

     (A) This Agreement shall become effective on the day and year first above written and shall continue in operation for at least twenty-five (25) years after the RFPA Date (hereinafter called, the "Initial Period"), and can be terminated thereafter by agreement of the Parties. Any Party may terminate its participation in this Agreement by giving at least one year's notice in writing to the other Parties expiring at the end of the Initial Period or at any time thereafter. Upon the effective date of termination of participation of a Party, the Schedules of this Agreement will be appropriately modified and the remaining Parties to this Agreement shall assume capital, operation and maintenance interests of the Party terminating its participation in proportion to their interests assigned immediately preceding such effective date of termination, except for the continuing rights and obligations of the terminating Party as specified in Subparagraphs 20(C), (D) and (E) of this Agreement. No credit of capital costs will be made to a Party that terminates its participation in accordance with this Subparagraph 20(A). Termination of this Agreement or termination of the participation of any Party therein shall not terminate Subparagraphs 20(C), (D) and (E) of this Agreement or prejudice the operation or effect, or diminish any other right or obligation of any Party hereto accrued or incurred prior to such termination.

     (B) This Agreement may, however, be terminated at any time during the Initial Period with the agreement in writing of all the Parties. If unanimous agreement cannot be reached between all the Parties, this matter will be referred to the General Committee for decision in accordance with Subparagraph 5(D), but in this case requiring a ninety percent (90%) majority of the total voting interests specified in Schedule B.

     (C) The interests of the Parties or of any Party in Columbus III which come to an end by reason of the termination of this Agreement or the termination of the participation of any Party therein shall be deemed to continue for as long as is necessary for effectuating the purposes of Subparagraphs 20(D) and (E) of this Agreement, and Columbus III shall accordingly thereafter be held as respects such interests upon the appropriate trusts by the Parties who are the owners thereof. Should the doctrine of trusts not be recognized under the laws of the Country where the property to which such interests relate is located, then the Party or Parties who are the owners thereof shall nevertheless be expressly bound to comply with the provisions of Subparagraphs 20(D) and(E) of this Agreement.

     (D) Upon termination of this Agreement, the Parties shall use all reasonable efforts to liquidate within one year such assets as included in Segment S as may then exist by sale or other disposition between the Parties or by sale to other entities or persons, but no sale or disposition shall be effected except by agreement between or among the Parties to this Agreement who have interests in the subject thereof at the time this Agreement is terminated. In the event agreement cannot be reached, the decision will be made in accordance with Subparagraph 5(D) of this Agreement. The net proceeds, or costs, of every sale or other disposition shall be divided between or among the Parties to this Agreement in proportion to the percentages shown on Schedule C immediately prior to the first time any Party terminates its participation in this Agreement, or this Agreement is terminated pursuant to Subparagraph 20(A), whichever occurs first. The Parties shall execute such documents and take such action as may be necessary to effectuate any sale or other disposition made pursuant to this Paragraph 20.

     (E) Unless the General Committee shall otherwise determine, a Party's termination of its participation in this Agreement, or the termination of this Agreement pursuant to Subparagraph 20(A), or a Party's default, shall not relieve that Party or the Parties hereto from any liabilities arising on account of claims made by third parties in respect of such facilities or any part thereof and damages or compensation payable on account of such claims, or, any amounts due related to the

Party's pro-rata share of costs pursuant to this Agreement or obligations which may arise in relation to Columbus III due to any law, order or regulation made by any government or supranational legal authority pursuant to any international convention, treaty or agreement. Any such liabilities or costs incurred or benefits accruing in satisfying such obligations shall be divided among the Parties hereto in the proportions of the voting interests specified in Schedule B immediately prior to the first time any Party terminates its participation in this Agreement or this Agreement is terminated, pursuant to Subparagraph 20(A), whichever occurs first.


     21. OBTAINING OF LICENSES

     (A) The performance of this Agreement by the Parties is contingent upon the obtaining and continuance of such governmental approvals, consents, authorizations, licenses and permits as may be required or be deemed necessary by the Parties and as may be satisfactory to them.

     (B) Each Party in its respective Country shall be responsible for matters relating to the obtaining and continuance of governmental approvals, consents, authorizations, licenses and permits for the construction and utilization of Columbus III and the Parties shall use all reasonable efforts to obtain and to have continued in effect such approvals, consents, authorizations, licenses and permits for the construction and utilization of Columbus III pursuant to the terms and conditions of this Agreement.

     (C) If any Party ceases to maintain the continuance of all governmental approval, consents, licenses and permits for the utilization of its capacity in Columbus III, then that Party, for the purposes of this Paragraph 21, will be considered to no longer be a signatory to this Agreement, and this Party's capacity will be treated as per Subparagraph 26(C).


     22. CONFIDENTIAL INFORMATION

     (A) Ownership of any technical information or data whether in written, graphic or other tangible form (hereinafter called "Information") shall remain with the Party providing the Information, or with the third party that has provided the Information for disclosure only to the Parties to this Agreement.

     (B) Parties warrant that they do not intend to, and will not knowingly, without the prior written consent of the Supplier(s), disclose or transmit directly or indirectly:

          i)   Information obtained by or through the Supplier(s), or

          ii)  any  immediate  product  (including   processes,   materials  and
               services) produced directly by the use of the Information obtained by or through the Supplier(s), or

          iii) any commodity produced by such immediate product if the immediate product of the Information obtained by or through the Supplier(s) is a plant capable of producing a commodity or is a major component of such plant.

     (C) Information furnished by one Party to another shall be kept confidential by the Party receiving it, and shall be used only for the purposes of designing, constructing, operating and maintaining Columbus III, and may not be used for any other purposes without the prior written consent of the Party owning the Information.

     (D) The provisions in Subparagraphs 22(A) through (C) will not apply to information which:

          i)   was  previously   known  to  the  receiving  Party  free  of  any
               obligation to keep it confidential, or

          ii) has come into the public domain other than by a breach of confidentiality by the receiving Party, or

          iii) is received from a third Party without similar restriction and without breach of this Agreement; or

          iv)  is independently developed.

     (E) Nothing in this Paragraph 22 shall prohibit the disclosure required under any applicable law, rule or regulation or pursuant to the direction of any Governmental Entity or Agency having competent jurisdiction over any Party or pursuant to the rules of governance of a Party provided that the disclosing Party uses all reasonable means to make such disclosure under a non-disclosure or confidential agreement acceptable to the Parties and/or to the owner of the Information.


     23. PRIVILEGES FOR DOCUMENTS OR COMMUNICATIONS

     Each Party hereto specifically reserves, and is granted by each of the other Parties, in any action, arbitration or other proceeding between or among the Parties or any of them in a Country other than that Party's own Country, the right of privilege, in accordance with the laws of that Party's own Country, with respect to any documents or communications which are material and pertinent to the subject matter of the action, arbitration or proceeding as respects which privilege could be claimed or asserted by that Party in accordance with those laws, and such privilege, whatever may be its nature and whenever it be claimed or asserted, shall be allowed to that Party as it would be allowed if the action, arbitration or other proceeding had been brought in a court of, or before an arbitrator in, the Party's own Country.


     24. RELATIONSHIP AND LIABILITY OF THE PARTIES

     (A) The relationship between or among the Parties shall not be that of partners and nothing therein contained shall be deemed to constitute a partnership between or among them, or to merge their assets or other liabilities or undertakings. The common enterprises among the Parties shall be limited to the express provisions of this Agreement. Except as otherwise provided herein, the liability of the Parties shall be several and not joint or collective

     (B) Each Party agrees to indemnify each of the other Parties in respect of all costs, expenses, damages and demands, arising out of or in connection with any claim against, or liability of, the latter as an owner of Columbus III where such claim is made by, or the liability is to, any third party not being a Party hereto and arises out of or in connection with Columbus III. Subject to there being no conflict of interest, each Party so indemnifying shall have the right, at its sole cost and expense, to observe but not directly participate in any discussions, meetings or conferences held prior to or during any settlement or legal proceedings resulting from any such claim or liability.

     (C) Under no circumstances shall any Party be liable to any other Party in contract, tort, (including negligence or breach of statutory duty) or otherwise for loss, whether direct or indirect, of profits, property, traffic, business or anticipated savings, or for any indirect or consequential loss or damage in connection with the operation of this Agreement howsoever caused. Such causes shall include, but not be limited to:

          i)   any delay in the provision of Columbus III;

          ii)  any damage to, breakdown in or failure of Columbus III;

          iii) any interruption of service,

whatever may be the reason for such loss, damage or delay and for however long it shall continue.


     25. ASSIGNMENT OF RIGHTS AND OBLIGATIONS

     Except as otherwise provided in this Agreement, during the continuance of this Agreement no Party shall without the consent, which consent shall not be unreasonably withheld, of the other Parties sell, assign, transfer, or dispose of its rights or obligations under this Agreement or of any interest in Columbus III except to a present or future majority owned subsidiary or affiliate or to a successor in connection with the sale or transfer of all or substantially all of the business of such Party or to an entity, under the common control, directly or indirectly of its parent corporation, or to a statutory assignee, or to a corporation controlling, or under the same control as, such Party, in which case written notice shall be given in a timely manner by the Party making said sale, assignment, transfer or disposition.


     26. DEFAULT

     (A) Except as provided in Subparagraph 26(B), if any Party or Standard IRU Holder fails to make any payment required by this Agreement on the date when it is due and such default continues for a period of at least two (2) months after the date when payment is due, the CBP or the billing Party shall notify the billed Party or Standard IRU Holder in writing of its intent to notify the General Committee of the status of the matter and to request the reclamation of capacity. If full payment is not received from the billed Party or Standard IRU Holder within three (3) months of such notification, the CBP or the billing Party may notify the General Committee of the status of the matter and request that the General Committee reclaim the capacity in Columbus III assigned to the defaulting Party or Standard IRU Holder.

     (B) For bills not paid for a period of at least two (2) months after the time for the submission of a written objection and related to costs due and included in the Supply Contract(s), the CBP or the billing Party may at the direction of the F&A SC, redistribute this bill among the remaining Parties on a pro-rata share basis in accordance with the procedures specified in Paragraph
10. Any subsequent payment, including accrued interest, by the defaulting Party shall be distributed among the remaining Parties. At the time of default, the CBP or the billing Party shall notify the General Committee which shall decide upon any appropriate action.

     (C) The General Committee shall have the option of reclaiming the capacity assigned to a Party or Standard IRU Holder that is in default of this Agreement, if such default has existed for the period as specified in Subparagraph 26(A). The General Committee shall consider any extenuating circumstances not within the specific control of the defaulting Party or Standard IRU Holder and the interest of any Party or Standard IRU Holder that has jointly assigned capacity with the defaulting Party or Standard IRU Holder, in determining whether or not to reclaim the capacity assigned to such defaulting Party or Standard IRU Holder. If the General Committee reclaims any capacity in Columbus III assigned to such defaulting Party or Standard IRU Holder pursuant to this Agreement, reclaimed capacity of the defaulting Party or Standard IRU Holder and its matching corresponding capacity shall be reassigned by the General Committee to the remaining Parties hereto on terms mutually acceptable to such remaining Parties; and the remaining Parties shall not be obligated to make any payments to the defaulting Party or Standard IRU Holder for the reclaimed capacity. The rights or obligations under this Agreement of a defaulting Party or Standard IRU Holder shall terminate as of the time the General Committee reclaims all of the capacity previously assigned to the defaulting Party or Standard IRU Holder. The matching capacity shall also be reclaimed and the Parties and Standard IRU Holders affected will be reimbursed with the income derived by the sale of the defaulted capacity. This Agreement shall be appropriately amended to reflect the default of a Party or Standard IRU Holder and the reassignment of the interest herein of such defaulting Party or Standard IRU Holder to succeeding Parties.

     (D) The CBP and the F&A Subcommittee will jointly define as necessary, procedures, terms and conditions to be applied in case of default by any Party or Standard IRU Holder, for approval by the General Committee.


     27. SETTLEMENT OF CLAIMS BY THE PARTIES

     (A) If any Party is obliged by a final judgment of a competent tribunal, or under a settlement approved by all the Parties, to discharge any claim, including all costs and expenses associated therewith, resulting from the implementation of this Agreement, the Party which has discharged the claim shall be entitled to receive from the other Parties and Standard IRU Holders reimbursement in the proportions set out in Schedule D.

     (B) If a claim is brought against a Party, it shall, as a condition of reimbursement under Subparagraph 27(A), give written notice thereof to the other Parties as soon as practicable and shall not admit liability nor settle, adjust, or compromise the claim without their consent.

     (C) Each Maintenance Authority shall be authorized to pursue claims in its own name, on behalf of the Parties, in the event of any damage or loss to Columbus III. Each Maintenance Authority shall have authority to file appropriate lawsuits or other proceedings, to settle or compromise any claims and to execute releases and settlement agreements on behalf of the Parties as necessary to effect a settlement or compromise. Appropriate notification from the Maintenance Authority shall be provided to the General Committee in consideration of such action. In addition, the concurrence of the General Committee shall be obtained prior to settling or compromising any claim on behalf of the Parties. Any money received by the claimant Party as a result of an award by a competent tribunal or under a settlement approved by all the Parties shall be shared among all the Parties and Standard IRU Holders in the proportions set out in Schedule D.

     (D) Notwithstanding the above, where a claim is brought against AT&T, MARCONI, TELECOM ITALIA or TELEFONICA DE ESPANA in respect of a sacrificed anchor and/or loss of, or damage to, fishing gear, that Party may settle such a claim if for an amount no greater than twenty five thousand U.S. dollars (25,000 U.S. $) or its equivalent in other currencies or such an amount as agreed by the Parties from time to time, and obtain reimbursement under Subparagraph 27(A).


     28. WAIVER

     Silence, lateness to invoke, or the waiver by any Party of a breach of, or a default under, any of the provisions of this Agreement, or the failure of any Party, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege thereunder shall not thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provision, right, or privilege thereunder.


     29. SEVERABILITY

     If any of the provisions of the Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the Parties shall be construed and enforced accordingly.


     30. FORCE MAJEURE

     If the performance of this Agreement, or of any obligation hereunder (other than payment obligation) is prevented, restricted or interfered with by reason of, including but not limited to:

          i)   acts of God, such as earthquakes, fires or floods;

          ii)  war,  revolution,   civil  commotion,  acts  of  public  enemies,
               blockade or embargo;

          iii) acts of a Government in its sovereign capacity;

          iv)  labor  difficulties,   including,  without  limitation,  strikes,
               slowdowns, picketing or boycotts; or

          v) any circumstances, foreseeable or unforeseeable, beyond the reasonable control and without the fault or negligence of the Party affected.

     The Party affected, upon giving written notice to the other Party as soon as possible after either learning of such event or after the date when such Party should have known of such event, shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis to the extent such Party's obligations are related to the performance so prevented, restricted or interfered with); provided, however, that the Party so affected shall use its best efforts to avoid or remove such causes of non-performance and both Parties shall proceed whenever such causes are removed or cease.


     31. PARAGRAPH AND SUBPARAGRAPH HEADINGS

     The headings of the Paragraphs and Subparagraphs do not form part of this Agreement and shall not have any effect on the interpretation thereof.


     32. EXECUTION AND INTERPRETATION OF THIS AGREEMENT AND SUPPLEMENTARY AGREEMENTS

     (A) This Agreement shall be executed by the Parties, or by certain Parties designated by the General Committee on behalf of all the Parties herein, in one counterpart in the English language. The General Committee Coordinator shall be the custodian of such counterpart. The Parties shall be provided a copy of this Agreement and any amendments thereof, of any Supplementary Agreements and of revised Schedules. A notarized copy of this Agreement and any amendments thereof, and of any Supplementary Agreement shall be provided to a Party upon request, and at the requesting Party's expense.

     (B) This Agreement and any of its provisions may be altered or added to only by another agreement in writing and signed by a duly authorized person on behalf of each Party to this Agreement. This provision shall not apply to any Schedule modified in accordance with any other provision of this Agreement and any Schedule so modified shall be deemed to be a part of this Agreement in substitution for the immediately preceding version of that Schedule. The NA shall be responsible for issuing such modified Schedule(s).

     (C) The General Committee Coordinator shall cancel from this Agreement any Party that has not executed such Agreement on or before the 12th day of April, 1998. The NA shall remove such Parties from the Schedules accordingly.

     (D) Notwithstanding Paragraph 11, new Parties, or increases of ownership by the existing Parties, will be permitted until April 12, 1998.


     33.SETTLEMENT OF DISPUTES

     (A) If a dispute should arise under this Agreement between or among the Parties, they shall make every reasonable effort to resolve such dispute. However, in the event that they are unable to resolve such dispute the matter shall be referred to the General Committee which shall either resolve the matter or determine the method by which the matter should be resolved (including arbitration, if appropriate). This procedure shall be the sole and exclusive remedy for any dispute which may arise under this Agreement between or among the Parties. The performance of this Agreement by the Parties shall continue during the resolution of any dispute. Any decision regarding this Subparagraph shall be taken by the General Committee on the basis of a majority of eighty percent (80%) of the total voting interests specified in Schedule B.

     (B) If any difference shall arise between or among the Parties or any of them respecting the interpretation or effect of this Agreement or any part or provision thereof or their rights and obligations thereunder, and by reason thereof, there shall arise the need to decide the question by what municipal or national law this Agreement or such part or provision thereof is governed, the following facts shall be excluded from consideration, namely, that this Agreement was made in a particular Country and that it may appear by reason of its form, style, language or otherwise to have been drawn preponderantly with reference to a particular system of municipal or national law; the intention of the Parties being that such facts shall be regarded by the Parties and in all courts and tribunals wherever situated as irrelevant to the question aforesaid and to the decision, thereof.


     34. SUCCESSORS BOUND

     This Agreement shall be binding on the Parties, their successors, and permitted assigns.


     35.ENTIRE AGREEMENT

     This Agreement supersedes all prior oral or written understandings between the Parties and constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement. This Agreement includes the following documents which are attached hereto and incorporated herein by reference:

Schedule A       Parties to the Agreement

Schedule B       Voting Interests

Schedule C       Ownership and  Allocation of Capital Costs of Segment S

Schedule D       Allocation of Operation and Maintenance Costs of Segment S

Schedule E       Allocation of Capital Costs of the Cable Stations

Schedule F       Allocation  of  Operation  and  Maintenance  Costs of the Cable
                   Stations

Schedule G       Assignment of Underwritten MIUs in Subsegment S4

Schedule H-0     Total Assignment of Jointly Owned MIUs (by Subsegment)
Schedule H-I     Assignment of Jointly Owned MIUs in Subsegment S 1
Schedule H-2     Assignment of Jointly Owned MIUs in Subsegment S2
Schedule H-3     Assignment of Jointly Owned MIUs in Subsegment S3
Schedule H-4     Assignment of Jointly Owned MIUs in Subsegment S4
Schedule H-5     Assignment of Jointly Owned MIUs in Subsegment S5
Schedule H-6     Summary of  Jointly  Owned MIUs in the Path  Mazara  (Italy) to
                   Conil (Spain)
Schedule H-7     Summary of  Jointly  Owned MIUs in the Path  Mazara  (Italy) to
                   Lisboa (Portugal)
Schedule H-8     Summary of  Jointly  Owned MIUs in the Path  Mazara  (Italy) to
                   Hollywood (Florida, U.S.A.)
Schedule H-9     Summary of  Jointly  Owned  MIUs in the Path  Conil  (Spain) to
                   Hollywood (Florida, U.S.A.)
Schedule H-10    Summary of Jointly Owned MIUs in the Path Lisboa  (Portugal) to
                   Hollywood (Florida, U.S.A.)

Schedule I-1     Assignment of Wholly Owned MIUs (by Subsegment)
Schedule I-2     Summary of Wholly  Owned  MIUs in the Path  Mazara  (Italy)  to
                   Conil (Spain)
Schedule I-3     Summary of Wholly  Owned  MIUs in the Path  Mazara  (Italy)  to
                   Lisboa (Portugal)
Schedule I-4     Summary of Wholly  Owned  MIUs in the Path  Mazara  (Italy)  to
                   Hollywood (Florida, U.S.A.)
Schedule I-5     Summary of  Wholly  Owned  MIUs in the Path  Conil  (Spain)  to
                   Hollywood (Florida, U.S.A.)
Schedule I-6     Summary of Wholly Owned MIUs in the Path Lisboa  (Portugal)  to
                   Hollywood (Florida, U.S.A.)

Schedule J-1     Assignment of Wholly Owned MIUs Pool (by Subsegment)
Schedule J-2     Summary of Wholly Owned MIUs Pool in the Path Mazara (Italy) to
                   Conil (Spain)
Schedule J-3     Summary of Wholly Owned MIUs Pool in the Path Mazara (Italy) to
                   Lisboa (Portugal)
Schedule J-4     Summary of Wholly Owned MIUs Pool in the Path Mazara (Italy) to
                   Hollywood (Florida, U.S.A.)
Schedule J-5     Summary of Wholly Owned MIUs Pool in the Path Conil  (Spain) to
                   Hollywood (Florida, U.S.A.)
Schedule J-6     Summary of Wholly Owned MIUs Pool in the Path Lisboa (Portugal)
                   to Hollywood (Florida, U.S.A.)

Schedule K-1     Assignment of Notional Capacity (by Subsegment)
Schedule K-2     Summary of  Notional  Capacity  in the Path  Mazara  (Italy) to
                   Conil (Spain)
Schedule K-3     Summary of  Notional  Capacity  in the Path  Mazara  (Italy) to
                   Lisboa (Portugal)
Schedule K-4     Summary of  Notional  Capacity  in the Path  Mazara  (Italy) to
                   Hollywood (Florida, U.S.A.)
Schedule K-5     Summary of  Notional  Capacity  in the Path  Conil  (Spain)  to
                   Hollywood (Florida, U.S.A.)
Schedule K-6     Summary of Notional  Capacity in the Path Lisboa  (Portugal) to
                   Hollywood (Florida, U.S.A.)

Schedule L-1     Assignment of Allocated Capacity (by Subsegment)
Schedule L-2     Summary of  Allocated  Capacity in the Path  Mazara  (Italy) to
                   Conil (Spain)
Schedule L-3     Summary of  Allocated  Capacity in the Path  Mazara  (Italy) to
                   Lisboa (Portugal)
Schedule L-4     Summary of  Allocated  Capacity in the Path  Mazara  (Italy) to
                   Hollywood (Florida, U.S.A.)
Schedule L-5     Summary of  Allocated  Capacity  in the Path  Conil  (Spain) to
                   Hollywood (Florida, U.S.A.)
Schedule L-6     Summary of Allocated  Capacity in the Path Lisboa (Portugal) to
                   Hollywood (Florida, U.S.A.)

Schedule M-0     Total   Assignment  of  all  Standard  IRU  Capacity  sold  (by
                   Subsegment)
Schedule M-1     Assignment of all Standard IRU Capacity sold in Subsegment S1
Schedule M-2     Assignment of all Standard IRU Capacity sold in Subsegment S2
Schedule M-3     Assignment of all Standard IRU Capacity sold in Subsegment S3
Schedule M-4     Assignment of all Standard IRU Capacity sold in Subsegment S4
Schedule M-5     Assignment of all Standard IRU Capacity sold in Subsegment S5
Schedule M-6     Summary of all Standard  IRU  Capacity  sold in the Path Mazara
                   (Italy) to Conil (Spain)

Schedule M-7     Summary of all Standard  IRU  Capacity  sold in the Path Mazara
                   (Italy) to Lisboa (Portugal)
Schedule M-8     Summary of all Standard  IRU  Capacity  sold in the Path Mazara
                   (Italy) to Hollywood (Florida, U.S.A.)
Schedule M-9     Summary of all  Standard  IRU  Capacity  sold in the Path Conil
                   (Spain) to Hollywood (Florida, U.S.A.)
Schedule M-10    Summary of all Standard  IRU  Capacity  sold in the Path Lisboa
                   (Portusal) to Hollywood (Florida, U.S.A.)

Schedule N       Summary of Financial Credits


Annex 1          Assignment,  Routing  and  Restoration  Subcommittee  Terms  of
                   Reference
Annex 2          Operation and Maintenance Subcommittee Terms of Reference
Annex 3          Financial and Administrative Subcommittee Terms of Reference
Annex 4          Central Billing Party Terms of Reference
Annex 5          Network Administrator Terms of Reference
Annex 6          Procurement Group Terms of Reference

Exhibit 1        Columbus III Architecture
Exhibit 2        Columbus III Fiber Pairs Configuration
Exhibit 3        Columbus III Ring Configuration
Exhibit 4        Columbus III Capacity Definitions
Exhibit 5        Columbus III Bodies Structure


     36. INTERPRETATION

     Where the sense requires, words denoting the singular only shall also include the plural and vice versa. References to persons shall include firms and companies and vice versa. Reference to the male shall include the female.

     37. TESTIMONIUM

     IN WITNESS WHEREOF, the Parties have severally subscribed these presents or cause them to be subscribed in their names and on their behalf by their respective officers thereunto duly authorized.

Signed on behalf of ALESTRA, S. DE R.L. DE C.V

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of ANTELECOM, N.V.

/s/
------------------------------
a  person  authorised to act in that behalf.



Signed on behalf of AT&T CORP.

/s/
------------------------------
a person authorised to act in that behalf.



Signed on behalf of BAHAMAS TELECOMMUNICATIONS COMPANY

/s/
------------------------------
a person authorised to act in that behalf.

Signed on behalf of BARAK I.T.C.

/s/
-------------------------------



a person authorised to act in that behalf.

Signed on behalf of BELL SOUTH CHILE S.A.

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of BULGARIAN TELECOMMUNICATIONS COMPANY LTD.

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of CABLE & WIRELESS PANAMA, S.A.

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of COMPANHIA PORTUGUESA RADIO MARCONI S.A.

/s/
--------------------------------
a person authorised to act in that behalf.

Signed on behalf of COMPANIA ANONIMA NACIONAL TELEFONOS  DE  VENEZUELA

/s/
-----------------------------
a person authorised to act in that behalf.



Signed on behalf of CYPRUS TELECOMMUNICATIONS AUTHORITY

/s/
-----------------------------
a person authorised to act in that behalf.



Signed on behalf of EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A.

/s/
-------------------------------
a person authorised to act in that behalf.



Signed on behalf of EMPRESA NACIONAL DE TELECOMUNICACIONES DE COLOMBIA

/s/
-------------------------------
a person authorised to act in that behalf.



Signed on behalf of GOLDEN LINES INTERNATIONAL COMMUNICATIONS SERVICES LTD.

/s/
--------------------------------
a person authorised to act in that behalf.

Signed on behalf of IDB WORLDCOM SERVICES INC.

---------------------------------
a person authorised to act in that behalf.



Signed on behalf of lNSTITUTO COSTARRICENSE DE ELECTRICIDAD

/s/
----------------------------------
a person authorised to act in that behalf.



Signed on behalf of MCI INTERNATIONAL INC.

/s/
-----------------------------
a person authorised to act in that behalf.



Signed on behalf of PACIFIC GATEWAY EXCHANGE (BERMUDA) LIMITED

/s/
-------------------------------
a person authorised to act in that behalf.



Signed on behalf of PT INDOSAT (PERSERO) TBK.

/s/
-------------------------------
a person authorised to act in that behalf.

Signed on behalf of SERVEI DE TELECOMUNICACIONS D'ANDORRA

/s/
-----------------------------
a person authorised to act in that behalf.



Signed on behalf of SOCIETE NATIONALE DES TELECOMMUNICATIONS DU SENEGAL

/s/
-----------------------------
a person authorised to act in that behalf.



Signed on behalf of STARTEC GLOBAL COMMUNICATION CORPORATION

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of SWISSCOM AG

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of TELECOM ITALIA, S.p.A.

/s/
---------------------------------
a person authorised to act in that behalf.

Signed on behalf of TELECOMJNICACIONES INTERNACIONALES DE
ARGENTINA, TELINTAR S.A.

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of TELEFONICA DE ESPANA, S.A.

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of TELEFONICA DEL PERU

/s/
--------------------------------------
 a person authorised to act in that behalf.



Signed on behalf of TELEFONOS DE MEXICO, S.A. DE C.V.

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of TELEFONICA LARGA DISTANCIA DE PUERTO RICO, INC.

/s/
--------------------------------
a person authorised to act in that behalf.

Signed on behalf of TELEGLOBE USA, INC.

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of TELEPUERTO SAN ISIDRO, S.A.

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of TELESUR

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of TELKOM SA LIMITED

/s/
--------------------------------
a person authorised to act in that behalf.



Signed on behalf of THE ST. THOMAS AND SAN JUAN TELEPHONE COMPANY INC.

/s/
---------------------------------
a person authorised to act in that behalf.

Signed on behalf of TRANSOCEANIC COMMUNICATIONS INCORPORATED

/s/
-----------------------------
a person authorised to act in that behalf.



Signed on behalf of TURK TELEKOMUNIKASYON A.S.

/s/
-----------------------------
a person authorised to act in that behalf.



Signed on behalf of UKRANIAN STATE ENTERPRISE OF INTERNATIONAL AND LONG-DISTANCE TELECOMMUNICATIONS & TV UKRTEC

/s/
-------------------------------
a person authorised to act in that behalf.

                                   SCHEDULE A

                            PARTIES TO THE AGREEMENT

ALESTRA, S. DE R.L. DE C.V., a corporation organized and existing under the laws of Mexico and having its principal office at Av. Paseo de las Palmas # 275, Piso 8, Col. Lomas de Chapultepee, 11000 Mexico, D.F. MEXICO, (herein called "ALESTRA", which expression shall include its successors and assigns).

ANTELECOM,  N.V.,  having an office at Schouwburgwveg  22, Curacao,  Netherlands
Antilles  (herein  called  "ANTELECOM",   which  expression  shall  include  its
successors).

AT&T CORP., a corporation organized and existing under the laws of the State of New York and having its principal office at 340 Mount Kemble Avenue, Morristown, New Jersey 07960, USA (herein called "AT&T", which expression shall include its successors).

BAHAMAS TELECOMMUNICATIONS CORPORATION, a Corporation established and existing by virtue under the Bahamas Telecommunications Corporation Act of 1996 and having its principal place of business at John F. Kennedy and Dolphin Drives, P.O. Box N-3048, Nassau, Bahamas (herein called "BATELCO", which expression shall include its successors).

BARAK I.T.C., a corporation organized and existing under the laws of Israel and having its principal office at 15 Hamelacha St., Industrial Park Cible, Rosh Ha'ayin, 48091 Israel, herein called "BARAK", which expression shall include its successors and assigns.

BELL SOUTH CHILE S.A., a company organized under the laws of Chile and having its principal office at Av. E1 Bosque Sur 130, Piso 14, Las Condes, Santiago, Chile (herein called "BELL SOUTH-CHILE", which expression shall include its successors).


BULGARIAN TELECOMMUNICATIONS COMPANY LTD., a company existing under the laws of Bulgaria whose registered office is at 1606 Sofia 8, Totleben Boulevard (herein called "BTC BULGARIA", which expression shall include its successors).

CABLE & WIRELESS PANAMA, S.A., an entity organized and existing under the laws of the Republic of Panama and having its office at Apartado 9A-659, Panama 9A, Republic of Panama (herein called "C&W PANAMA", which expression shall include its successors).

COMPANHIA PORTUGUESA RADIO MARCONI S.A., a corporation organized and existing under the laws of Portugal and having its principal office at Av. Alvaro Pais No. 2, 1600 Lisboa, Portugal (herein called "MARCONI", which expression shall include its successors).

COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA, a company organized under the laws of Venezuela and having its principal office at Av. Libertador, Edif. Administrativo, Caracas, Venezuela (herein called "CANTV", which expression shall include its successors).

CYPRUS TELECOMMUNICATIONS AUTHORITY, a corporate body established by law. having its main office at Telecommunications Street, PO Box 4929, CY-1396 Nicosia, Cyprus (herein called "CYTA", which expression shall include its successors).

EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. Avenida Presidente Vargas - 1012, Rio de Janeiro, 20179-900, Brazil (herein called "EMBRATEL", which expression shall include its successors).

EMPRESA NACIONAL DE TELECOMUNICACIONES DE COLOMBIA, an entity having its principal office at CaIle 23 N 13-49, Santa Fe de Bogota, Colombia (herein called "TELECOM COLOMBIA", which expression shall include its successors).

GOLDEN LINES INTERNATIONAL COMMUNICATIONS SERVICES LTD., a company organized and existing under the laws of Israel and having its principal office at 25 Hasivim St., Kiryat Matalon, Petach Tikvah, 49170 Israel (herein called "GOLDEN LINES", which expression shall include its successors).

IDB WORLDCOM SERVICES INC., a corporation organized and existing under the laws of the State of Delaware, United States of America and having an office at 380 Madison Avenue, New York, New York 10017, USA (hereinafter called "WORLDCOM" or "WCOM", which expression shall include its successors).

INSTITUTO COSTARRICENSE DE ELECTRICDAD, a government owned decentralized institution, having its Telecomunications Operations Office at San Pedro de Montes de Oca, PO Box 10032, San Jose 1000, Costa Pica (herein called "ICE", which expression shall include its successors).

MCI INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 2 International Drive, Rye Brook, New York, USA (herein called "MCII", which expression shall include its successors).

PACIFIC GATEWAY EXCHANGE (BERMUDA) LIMITED whose expression shall include its successors, whose registered office is at Conyers Dill Pearman, Clarendon House, 2 Church Street, Hamilton HMII, Bermuda and whose mailing address is at 533 Airport Blvd., Suite 505, Burlingame, CA 94010, USA (herein called "PGE").

PT INDOSAT (PERSERO) Tbk., registered as a company for international telecommunications of the Republic of Indonesia and existing under the laws of Indonesia and having its principal office at Jalan Medan Merdeka Barat No. 21, Jakarta 10110, Indonesia, hereinafter called "INDOSAT", which expression shall include its successors.

SERVEl DE TELECOMUNICACIONS D'ANDORRA, a company organized under the laws of Andorra and having its pricipal office at Av. Meritxell 112, Andorra la Vella, Andorra (herein called "STA", which expression shall include its successors).

SOCIIETE NATIONALE DES TELECOMMUNICATIONS DU SENEGAL, 6, Rue Wagane Diouf, Dakar, Senegal (herein called "SONATEL", which expression shall include its successors).

STARTEC GLOBAL COMMUNICATION CORPORATION, a corporation organized and existing under the laws of the State of Maryland, USA and having its head office at 10411 Motor City Drive, Bethesda, MD 20817, USA (herein called "STGC", which expression shall include its successors and assigns).

SWISSCOM AG, a company existing under the laws of Switzerland, having its principal offices at Viktoriastrasse 21, CH-3050 Berne / Switzerland (herein called "SWISSCOM", which expression shall include its successors).

TELECOM ITALIA, S.p.A., a corporation organized under the laws of Italy and having its principal office at Via Dan Dalmazzo 15-10122 Torino, Italy (herein called "TI", which expression shall include its successors).

TELECOMUNICACIONES INTERNACIONALES DE ARGENTINA, TELINTAR S.A., 25 de Mayo 457, 7 Piso, 1002 Capital Federal, Argentina (herein called "TELINTAR", which expression shall include its successors).

TELEFONICA DE ESPANA, S.A., a corporation organized and existing under the laws of Spain and having its principal office at Gran Via 28, Madrid, Spain (herein called "TLFN", which expression shall include its successors).

TELEFONICA DEL PERU, a corporation organized and existing under the laws of Peru and having its principal office at Av. Arequipa N 1155, Lima 1, Peru (herein called "TLFN-PERU", which expression shall include its successors).

TELEFONOS DE MEXICO, S.A. DE C.V., a corporation duly organized and existing under the laws of Mexico and having an office at Parque Via 198, M6xico D.F., Mexico (herein called "TELMEX", which expression shall include its successors).

TELEFONICA LARGA DISTANCIA DE PUERTO RICO, INC., Metro Office Park, Building No. 8, Second Floor, Guaynabo, Puerto Rico 00968 (herein called "TLDI", which expression shall include its successors).

TELEGLOBE USA, INC., a corporation organized and existing under the laws of the state of Delaware, and having its principal office at 1751 Pinnacle Drive, Mclean, Virginia (hereinafter called "TELEGLOBE", which expression shall include its successors) for the use of its wholly owned or otherwise affiliated, authorized international carriers.

TELEPUERTO SAN ISIDRO, S.A., a corporation organized and existing under the laws of the Dominican Republic and having its principal office at Lope de Vega, Avenida 95, Santo Domingo, Dominican Republic (herein called "TRICOM", which expression shall include its successors).

TELESUR, a company organized under the laws of Suriname and having an office at Heiligenweg No. 40, P.O. Box 1839, Paramaribo, Suriname, (herein called "TELESUR" which expression shall include its successors).

TELKOM SA LIMITED, a public company with limited liability, registered under the laws of the Republic of South Africa with registration number 91/05476/06 and having its registered office at 152 Proes Street, Pretoria, Republic of South Africa, herein referred to as "TELKOM SA", which expression shall include its successors.

THE ST. THOMAS AND SAN JUAN TELEPHONE COMPANY INC., an entity organized and existing under the laws of the U.S. Virgin Islands and having its principal office at No. 2 Beltjen Place, St. Thomas, U.S.V.I. 00803-1915, St. Thomas, U.S. Virgin Islands (herein called "TRESCOM", which expression shall include its successors).

TRANSOCEANIC COMMUNICATIONS INCORPORATED, a wholly owned subsidiary of AT&T, a corporation organized and existing under the laws of the State of Delaware, and having an office at 340 Mt. Kemble Avenue, Morristown, New Jersey 07960, USA (herein called "TOCI", which expression shall include its successors).

TURK TELEKOMUNIKASYON A.S., a corporation organized and existing under the laws of Turkey, having its main office at Turgut Ozal Bulvari, 06103 Aydinlikevler-Ankara, Turkey (herein called "TURK TELEKOM", which expression shall include its successors).

UCRAINIAN PUBLIC COMPANY OF INTERNATIONAL AND LONG-DISTANCE TELECOMMUNICA-TIONS UKRTEC, having its main office at Solomenskaya 3, 252110 Kiev, Ukraine (herein called "UKRTEC", which expression shall include its successors).

                                                                         ANNEX 1

                            COLUMBUS III CABLE SYSTEM

                ASSIGNMENT, ROUTING AND RESTORATION SUBCOMMITTEE
                               TERMS OF REFERENCE

a)   The   responsibilities   of  the   Assignment,   Routing  and   Restoration
     Subcommittee (hereinafter called "AR&R Subcommittee") shall include the following:

     i. Jointly develop with the NA, for approval by the General Committee, a routing plan for the assignment of capacity.

     ii.  Jointly define with the NA, for approval by the General Committee:

          a.   Procedures for reassignments of Wholly Owned MIUs by Path.

          b.   Procedures for the use of the In-System Restoration Capacity.

          c. Procedures, terms and conditions for the restoration of other cable systems.

          d. Procedures, terms and conditions for the provision of temporary or occasional services.

     iii. Study and recommend extension arrangements.

     iv. Recommend the digital interworking arrangements including multiplexing, digital circuit multiplication, conversion equipment, digital cross connect equipment, synchronization plans, performance monitoring equipment, test procedures, alarms, etc.

     v. Study and recommend performance criteria for equipment and systems referenced in iv) above.

     vi. Monitor the development and timely provision of compatible interface equipment arrangements.

     vii. Oversee the establishment of a central record for capacity assignment and utilization, to be managed by the NA.

     viii.Determine pre-service test points, types of tests, test parameters, test duration, and test limits on digital facilities operating on Columbus III at bit rates below and including 155.52 Mbps if extended into a terrestrial network.

     ix. Plan and schedule the pre-service tests including tests on the cable sections and end to end tests for those primary rate blocks that will carry initial service.

     x. Coordinate activities during the pre-service testing program, including the exchange of necessary technical, contact and coordination information among the Columbus III users prior to the start of the testing program.

     xi. Develop and recommend to the General Committee a restoration plan including technical and commercial conditions and principles to be followed in the restoration plans for Columbus III capacity.

     xii. Monitor the deployment of other international digital transmission systems in the area and recommend technical principles to be followed in using Columbus III as a restoration medium for such other transmission systems.

     xiii.Determine  and act on any  required  transmission  testing of Columbus
          III restoration configurations.

     xiv. Study and insure the integration of Columbus III with the existing PDH systems.

     xv. Evaluate long-term technical performance of the digital facilities routed through Columbus III.

     xvi. To review expenditures to date against budget and forecast cost to completion as they relate to the functions of this Subcommittee.

     xvii.To review project variations and proposed project changes as they relate to the functions of this Subcommittee.

b) The AR&R Subcommittee shall direct the NA and shall work in liaison with the other Subcommittees, the CBP and the PG as appropriate.

c) The AR&R Subcommittee shall report on a regular basis or as requested by the General Committee.

d)   All Parties shall have the right to be represented in this Subcommittee.

e) The AR&R Subcommittee shall carry out any other responsibilities as the General Committee may direct

f)   MCII shall provide the Chairperson of the AR&R Subcommittee.

                                                                         ANNEX 2

                           COLUMBUS III CABLE SYSTEM

                     OPERATION AND MAINTENANCE SUBCOMMITTEE
                               TERMS OF REFERENCE

a)   The   responsibilities  of  the  Operation  and  Maintenance   Subcommittee
     (hereinafter called "O&M Subcommittee ") shall include the following:

     i. Review the Operation and Maintenance Document to be used for Columbus III as proposed by the Maintenance Authorities which will include the review and preparation of testing, operating and maintenance methods for the efficient operation of Columbus III, prior to submission to the General Committee for approval.

     ii. Review the Maintenance Authorities' recommendation regarding the inclusion of Columbus III in a Cable Maintenance Agreement and review the relevant agreement to be signed by the Maintenance Authorities, after the General Committee approval.

     iii. Make recommendations to the PG on the provision of maintenance equipment and spares other than that, if any, not being provided under the Supply Contract.

     iv. Review any recommendation made by the PG for pooling equipment with other cable systems.

     v. Study other matters and provide assistance as required to resolve problems affecting maintenance of Columbus III as may be identified by the Maintenance Authorities and/or the PG.

     vi. Liaise as required with the Maintenance Authorities for other cable systems concerning the preparation of plans and procedures for the provision, disposition, maintenance and replacement of any jointly owned equipment or spares which may be agreed to be provided by the owners of cable systems involved.

     vii. Review  the  Operation  and  Maintenance   budget   developed  by  the
          Maintenance Authorities, for approval by the General Committee and provide this budgetary information to the F&A Subcommittee.

b) In the performance of the above responsibilities, the O&M Subcommittee shall work in liaison with the other Subcommittees and the PG as appropriate.

c) The O&M Subcommittee shall report on a regular basis or as requested by the General Committee.

d)   All Parties shall have the right to be represented in this Subcommittee.

e) The O&M Subcommittee shall carry out any other responsibilities as the General Committee may direct.

f)   TELEFONICA DE ESPANA shall provide the chairperson of the O&M Subcommittee.

                                                                         ANNEX 3

                            COLUMBUS III CABLE SYSTEM

                    FINANCIAL AND ADMINISTRATIVE SUBCOMMITTEE
                               TERMS OF REFERENCE

a) The responsibilities of the Financial and Administrative Subcommittee (hereinafter called "F&A Subcommittee") shall include the following:

     i. Jointly develop with the CBP, detailed billing, specific time intervals for all associated functions, financial and accounting procedures based on the terms and conditions of this Agreement, for approval by the General Committee, including but not limited to:

          a. Payments between the Parties and the Supplier concerning the construction of Columbus III.

          b.   Payments among the Parties and among the Standard IRU Holders.

          c.   Payments resulting from adjustments of Schedules.

          d.   Currency exchange costs.

          e.   Circumstances of default.

     ii. Jointly develop with the NA, the administrative procedures for the transfer of capacity among the different types of Capacity, and for the use of the Financial Credits, for approval by the General Committee.

     iii. Investigate and develop detailed procedures for reclamation of taxes by the Parties, if appropriate.

     iv. Develop any other billing, financial and accounting procedures as necessary, for approval by the General Committee.

     v.   Prepare a budget for approval by the General Committee showing:

          a.   Fixed costs by major cost elements.

          b.   Costs incurred by all budgetary cost elements.

          c.   Division  of  costs  among   Segments  and   Subsegments,   where
               applicable.

          d.   Semi-annual cash flows per calendar year.

          e.   Billing amounts by calendar quarter.

     vi.  Monitor  the  following  items  by  comparison  with  the  budget:

          a.   Expenditures to date.

          b.   Expenditures outstanding.

          c.   Variations and reasons therefore.

     vii. Establish audit procedures as appropriate, in accordance with this Agreement and the Supply Contract.

     viii.The F&A Subcommittee, if instructed by the General Committee, shall carry out, or cause to be carried out, a detailed investigation of project expenditures, including the conducting of an audit, in accordance with the terms of this Agreement.

     ix. Assist the General Committee as necessary in the interpretation of the financial terms of this Agreement.

     x. Advise the General Committee on any budgetary implications of proposed engineering variations to the project.

b) The F&A Subcommittee shall direct the CBP, and shall maintain liaison with the PG, the NA, and as necessary with any other Subcommittees.

c) The F&A Subcommittee shall report on a regular basis or as requested to the General Committee.

d)   All Parties shall have the right to be represented in this Subcommittee.

e) The F&A Subcommittee shall carry out any other responsibilities as the General Committee may direct.

f)   MARCONI shall provide the chairperson of the F&A Subcommittee.

                                                                          ANNEX4

                            COLUMBUS III CABLE SYSTEM

                              CENTRAL BILLING PARTY
                               TERMS OF REFERENCE

a) The responsibilities of the Central Billing Party (hereinafter called "CBP") shall include the following:

     i.   Provide a centralized billing function to the Parties in order to:

          a. Render bills to and receive payment from the Parties and make payments to the Supplier and Parties as appropriate.

          b. Provide for direct billing to and receive payments from Standard IRU Holders as appropriate.

          c. Render bills to and receive payments from the Parties and Standard IRU Holders regarding operation and maintenance and restoration costs as appropriate.

          d.   Minimize cross billing among the Parties.

          e.   Minimize the number of financial transactions.

          f. Minimize the billing, payment and costs associated with such financial transactions and multiple currencies.

     ii. Jointly develop with the F&A Subcommittee, detailed billing, specific time intervals for all associated functions, financial and accounting procedures based on the terms and conditions of this Agreement, for approval by the General Committee including but not limited to:

          a. Payments between the Parties and the Supplier concerning the construction of Columbus III.

          b.   Payments among the Parties and among the Standard IRU Holders.

          c.   Payments resulting from adjustments of Schedules.

          d.   Currency exchange costs.

          e.   Circumstances of default.

     iii. Monitor the amount of each Party's share of costs of Segment S and make any necessary refunds in order that adjustments, as soon as practicable, and render any necessary bills and under the terms and conditionsay bear its proper share of the costs as provided of this Agreement.

     iv. Report to the General Committee any default in payment by any of the Parties or Standard IRU Holders as provided in this Agreement.

     v.   Maintain  records of all its billing  activities  for a period of five
          (5) years.

     vi.  Provide a point of contact for explanations regarding bills.

     vii. Keep all the documentation on which the bills are rendered.

b) The CBP shall assist, as necessary, the F&A Subcommittee in carrying out its tasks assigned by the General Committee.

c) The CBP shall report at least once every three months or as requested, to the General Committee through the F&A Subcommittee.

d) AT&T shall be the CBP and provide the central billing functions as outlined herein.

                                                                         ANNEX 5

                            COLUMBUS III CABLE SYSTEM

                              NETWORK ADMINISTRATOR
                               TERMS OF REFERENCE

a) The responsibilities of the Network Administrator (hereinafter called "NA") shall include the following:

     i. Jointly develop with the AR&R Subcommittee, for approval by the General Committee a routing plan for the assignment of capacity.

     ii.  Jointly define with the AR&R Subcommittee, for approval by the General
          Committee:

          a.   Procedures for reassignments of Wholly Owned MIUs by Path.

          b.   Procedures for the use of the In-System Restoration Capacity.

          c. Procedures, terms and conditions for the restoration of other cable systems.

          d. Procedures, terms and conditions for the provision of temporary or occasional services.

     iii. Arrange, monitor, record and maintain the following:

          a.   Capacity assignments and utilization.

          b.   In-system restoration.

          c.   Restoration of other cable systems.

          d.   Temporary or occasional services.

     iv. Register, monitor and review capacity allocation in each Path in order to identify and avoid excess activation and bottlenecks in Columbus III.

     v.   Update and distribute the Schedules of this Agreement to the Parties.

     vi. Coordinate and administer the arrangement for the capacity used for the provision of restoration of other cable systems.

     vii. Coordinate and administer the arrangement for the capacity used for the provision of temporary or occasional services.

     viii.Provide   support  to  the  AR&R   Subcommittee   in  developing   the
          restoration plan for Columbus III.

     ix. Provide support to the AR&R Subcommittee in identifying capacity requirements for restoration of other cables via Columbus III.

     x. Work with the Landing Point Parties to monitor the availability of inland extensions and cable access facilities and transit facilities necessary to meet service and restoration requirements.

     xi. Develop together with an ad-hoc working group if required, the pricing criteria, terms and conditions of a Standard IRU Agreement and sales procedures for approval by the General Committee.

     xii. Verify the availability of capacity in the Paths prior to execution of
          Standard  IRU   Agreements,   of  other  cable   systems   restoration
          agreements, or of temporary or occasional services agreements.

     xiii.Execute Standard IRU Agreements, restoration of other cable systems agreements, or temporary or occasional services agreements on behalf of the Parties and in accordance with this Agreement.

     xiv. Upon receipt of a matching request from two corresponding Parties and/or Standard IRU Holders, coordinate the implementation of the COLUMBUS III capacity by the Landing Point Parties; administer the provision of a cable assignment of capacity owned or acquired through a Standard IRU Agreement, and manage all such requests associated with capacity, for activation or deactivation within 5 (five) business days, or as otherwise directed by the General Committee.

     xv. Jointly develop with the F&A Subcommittee, the administrative procedures for the transfer of capacity among the different types of Capacity, and the use of the Financial Credits, for approval by the General Committee.

b) The NA shall work as appropriate in the performance of the above responsibilities in liaison with the Subcommittees and the Landing Point Parties.

c) The NA shall assist, as necessary, the AR&R Subcommittee in carrying out its tasks assigned by the General Committee.

d) The NA shall report at least once every three months or as requested, to the General Committee through the AR&R Subcommittee.

e) AT&T shall be the NA and shall provide the network administrator functions as outlined herein.

                                                                         ANNEX 6

                            COLUMBUS III CABLE SYSTEM

                                PROCUREMENT GROUP
                               TERMS OF REFERENCE

a) The responsibilities of the Procurement Group (hereinafter called "PG") shall include the following:

     i. The PG will pursue the activities previously undertaken by the IPG under the Memorandum Of Understanding.

     ii.  Develop procedures and documentation for:

          a) The solicitation of proposals from Supplier(s) and any testing or evaluation services.

          b)   The analysis and comparison of Suppliers' proposals.

          c)   The selection of the Supplier(s).

          d)   The negotiation with the Supplier(s).

     iii. Execute the Supply Contract(s) with the Supplier(s) on behalf of the Parties following the approval of the General Committee.

     iv. Designate representatives to examine test and inspect equipment, material, supplies and installation activities.

     v. Coordinate and control development and construction of Segment S of Columbus III, oversee the provision of Segments A, B, C and D, and review work reports for all Segments.

     vi. Be responsible for the interpretation of all provisions of the Supply Contract(s). The General Committee shall be finally responsible for the interpretation of the provisions concerning damages, warranty and extensions of time.

     vii. Review the Supply Contract(s) expenditures to date against budget and forecast to completion.

     viii.Review and negotiate variations, amendments and proposed project changes to the Supply Contract(s). Approve such variations, amendments and changes provided that the overall cumulative value of the changes to the Supply Contract(s) does not increase the value of the Supply Contract(s) by more than one percent (1%) of its initial value. Changes exceeding this cumulative value will be referred to the General Committee for approval. All project changes shall be reported to the General Committee.

     ix. Develop the specifications for increasing the Design Capacity, if so required by the General Committee.

     x. Provide to the F&A Subcommittee and the General Committee, as appropriate, timely information regarding the costs of the project and the cost and description of any project changes. Develop procedures in consultation with the F&A Subcommittee to allocate capital costs to the appropriate Columbus III Segments.

     xi. Oversee overall Columbus III integration and operating compatibility of Segment S and review all contractual matters pertaining to such integration.

     xii. Coordinate and administer testing procedures and results related to acceptance tests and warranty provisions to evaluate compliance with technical specifications as provided for in the Supply Contract(s).

     xiii.Make  recommendations to the General Committee  regarding the issuance of certificates of acceptance. After authorization by General Committee, issue appropriate certificates of acceptance, under the Supply Contract(s).

     xiv. Approve invoices rendered by the Supplier(s), in accordance with the terms of the Supply Contract(s), and by the Terminal Parties, in accordance with the budget approved by the General Committee.

     xv. Purchase all the necessary Multiplex Equipment, maintenance equipment and spares on the recommendation of the AR&R and O&M Subcommittees with all the relevant information forwarded to the General Committee.

     xvi. Maintain books, records, vouchers and accounts of all costs that are incurred under the Supply Contract(s).

     xvii.Ensure the compatibility of the provision of the Supply Contract(s) with the terms and the conditions of this Agreement.

b) The PG shall work as appropriate in the performance of the above responsibilities in liaison with the Subcommittees.

c) To aid the PG in the performance of its duties some working groups may be established as deemed necessary.

d) The PG shall report to the General Committee at least once every three months during the construction period, or as may be requested.

e) The PG shall carry out any other responsibilities as the General Committee may direct.

f)   The Chairperson of the PG shall rotate among the PG Parties.

                                                                       EXHIBIT 1



                            COLUMBUS III CABLE SYSTEM

                            Columbus III Architecture


                                [GRAPHIC OMITTED]

                                                                       EXHIBIT 2



                            COLUMBUS III CABLE SYSTEM

                     Columbus III Fiber Pairs Configuration



                                [GRAPHIC OMITTED]

                                                                       EXHIBIT 3



                            COLUMBUS III CABLE SYSTEM

                         Columbus III Ring Configuration



                                [GRAPHIC OMITTED]

                                                                       EXHIBIT 4



                            COLUMBUS III CABLE SYSTEM

                        Columbus III Capacity Definitions



                                [GRAPHIC OMITTED]



Note: Schedule N is a Summary of Financial Credits (U.S. $)

                                                                       EXHIBIT 5



                            COLUMBUS III CABLE SYSTEM

                          Columbus III Bodies Structure



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